                                                                       EXECUTION


================================================================================
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF APRIL 12, 2002

                                 BY AND AMONG

                    PLANVISTA CORPORATION (f/k/a HEALTHPLAN
                             SERVICES CORPORATION)
                                      and
                   PLANVISTA SOLUTIONS, INC. (f/k/a NATIONAL
                       PREFERRED PROVIDER NETWORK, INC.)
                                 as Borrowers,


                          THE LENDERS LISTED HEREIN,
                                  as Lenders,

                                      and
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                      (f/k/a FIRST UNION NATIONAL BANK),
                            as Administrative Agent

================================================================================

                                                    ARTICLE I

                                                   DEFINITIONS
SECTION 1.1      Definitions.........................................................................   2
SECTION 1.2      General.............................................................................  19
SECTION 1.3      Other Definitions and Provisions....................................................  19

                                                    ARTICLE II

                                           AMOUNT AND TERMS OF TERM LOANS

SECTION 2.1      Term Loans..........................................................................  19
SECTION 2.2      Repayments and Prepayments; General Provisions
                 Regarding Payments; Application of Proceeds of Collateral
                 and Payments Under Subsidiary Guaranty..............................................  20
SECTION 2.3      Register; Promissory Notes..........................................................  23
SECTION 2.4      Termination Date....................................................................  23
SECTION 2.5      Use of Proceeds.....................................................................  23

                                                    ARTICLE III

                                             LETTER OF CREDIT FACILITY

SECTION 3.1      Issuance of Letters of Credit; Existing Letters of Credit...........................  24
SECTION 3.2      Procedure for Issuance of Letters of Credit.........................................  25
SECTION 3.3      Limitations on L/C Obligations......................................................  25
SECTION 3.4      Commissions and Other Charges.......................................................  25
SECTION 3.5      L/C Commitment......................................................................  26
SECTION 3.6      Reimbursement Obligation of the Borrowers...........................................  27
SECTION 3.7      Interest on Amounts Drawn Under Letters of Credit...................................  27
SECTION 3.8      Defaults by Lenders.................................................................  28
SECTION 3.9      Obligations Absolute................................................................  28
SECTION 3.10     Indemnification; Nature of Issuing Lender's Duties..................................  29
SECTION 3.11     Effect of Application...............................................................  30

                                                    ARTICLE IV

                                             GENERAL LOAN PROVISIONS

SECTION 4.2      Fees; Common Stock Issuance.........................................................  31
SECTION 4.3      General Provisions Regarding Payment................................................  32
SECTION 4.4      Application of Proceeds of Collateral and Payments after Event of Default...........  32
SECTION 4.5      Adjustments.........................................................................  33
SECTION 4.6      Increased Costs.....................................................................  34
SECTION 4.7      Capital Requirements................................................................  35

SECTION 4.8      Taxes...............................................................................  35

                                                    ARTICLE V

                                   CLOSING; CONDITIONS OF CLOSING AND BORROWING

SECTION 5.1      Closing.............................................................................  36
SECTION 5.2      Conditions to Closing and Initial Extensions of Credit..............................  37
SECTION 5.3      Conditions to Letters of Credit.....................................................  43

                                                    ARTICLE VI

                                    REPRESENTATIONS AND WARRANTIES OF BORROWERS

SECTION 6.1      Representations and Warranties......................................................  43
SECTION 6.2      Survival of Representations and Warranties, etc.....................................  51

                                                    ARTICLE VII

                                         FINANCIAL INFORMATION AND NOTICES

SECTION 7.1      Financial Statements and Projections................................................  51
SECTION 7.2      Officer's Compliance Certificate....................................................  53
SECTION 7.3      Reconciliation Statements...........................................................  53
SECTION 7.4      Accountants' Certification..........................................................  53
SECTION 7.5      Accountants' Reports................................................................  53
SECTION 7.6      Notice of Litigation and Other Matters..............................................  54
SECTION 7.7      Accounts; Monthly Aging.............................................................  54
SECTION 7.8      SEC Filings and Press Releases......................................................  55
SECTION 7.9      Insurance...........................................................................  55
SECTION 7.10     Other Information...................................................................  55

                                                    ARTICLE VIII

                                                AFFIRMATIVE COVENANTS

SECTION 8.1      Preservation of Existence and Related Matters.......................................  55
SECTION 8.2      Maintenance of Property; Insurance; Application of Net Insurance/Condemnation
                 Proceeds............................................................................  55
SECTION 8.3      Accounting Methods and Financial Records............................................  57
SECTION 8.4      Payment and Performance of Obligations..............................................  57
SECTION 8.5      Compliance With Laws and Approvals..................................................  57
SECTION 8.6      Environmental Management............................................................  57
SECTION 8.7      Compliance with ERISA...............................................................  57
SECTION 8.9      Conduct of Business.................................................................  58
SECTION 8.10     Visits and Inspections..............................................................  58
SECTION 8.11     Dividends...........................................................................  58
SECTION 8.12     Deposit Accounts and Cash Management Systems........................................  58

SECTION 8.13     Dissolution of Inactive Subsidiaries; Pledge of Stock of Inactive Subsidiaries......  58
SECTION 8.14     Payment of Outstanding Professional Fees............................................  59
SECTION 8.14     Payment of Outstanding Professional Fees. TC "SECTION 8.14 Payment of Outstanding
                 Professional Fees." \l "2"..........................................................  59
SECTION 8.15     Further Assurances..................................................................  59

                                                    ARTICLE IX

                                               FINANCIAL COVENANTS

SECTION 9.1      Minimum Fixed Charge Coverage Ratio.................................................  60
SECTION 9.2      Minimum EBITDA......................................................................  60
SECTION 9.3      Maximum Capital Expenditures........................................................  60
SECTION 9.4      Maximum Extraordinary Expenses......................................................  61

                                                    ARTICLE X

                                               NEGATIVE COVENANTS

SECTION 10.1     Limitations on Indebtedness.........................................................  61
SECTION 10.2     Limitations on Guaranty Obligations.................................................  62
SECTION 10.3     Liens and Related Matters...........................................................  62
SECTION 10.4     Limitations on Loans, Advances, Investments and Acquisitions........................  64
SECTION 10.5     Limitations on Mergers and Liquidation..............................................  65
SECTION 10.6     Restrictions on Sale of Assets, etc.................................................  65
SECTION 10.7     Limitations on Restricted Payments..................................................  65
SECTION 10.8     Limitations on Exchange and Issuance of Capital Stock...............................  65
SECTION 10.9     Transactions with Affiliates........................................................  65
SECTION 10.10    Certain Accounting Changes..........................................................  66
SECTION 10.11    Restrictive Agreements..............................................................  66
SECTION 10.12    Material Contracts..................................................................  66
SECTION 10.13    Sales and Lease-Backs...............................................................  66
SECTION 10.14    Conduct of Business.................................................................  66
SECTION 10.15    Organizational Documents............................................................  66
SECTION 10.16    Excess Cash Flow....................................................................  67

                                                    ARTICLE XI

                                               DEFAULT AND REMEDIES

SECTION 11.1     Events of Default...................................................................  67
SECTION 11.2     Remedies............................................................................  69
SECTION 11.3     Rights and Remedies Cumulative; Non-Waiver; etc.....................................  70

                                                    ARTICLE XII

                                                ADMINISTRATIVE AGENT
SECTION 12.1     Appointment.........................................................................  70
SECTION 12.2     Delegation of Duties................................................................  71
SECTION 12.3     Exculpatory Provisions..............................................................  71
SECTION 12.4     Reliance by the Administrative Agent................................................  72
SECTION 12.5     Notice of Default...................................................................  72
SECTION 12.6     Non-Reliance on the Administrative Agent and Other Lenders..........................  73
SECTION 12.7     Indemnification.....................................................................  73
SECTION 12.8     The Administrative Agent in Its Individual Capacity.................................  73
SECTION 12.9     Resignation of the Administrative Agent; Successor Administrative Agent.............  74
SECTION 12.10    Security Documents and Guaranties...................................................  74

                                                    ARTICLE XIII

                                                    MISCELLANEOUS

SECTION 13.1     Notices.............................................................................  74
SECTION 13.2     Expenses; Indemnity.................................................................  76
SECTION 13.3     Stamp and Other Taxes...............................................................  77
SECTION 13.4     Set-off.............................................................................  77
SECTION 13.5     Governing Law.......................................................................  78
SECTION 13.6     Consent to Jurisdiction.............................................................  78
SECTION 13.7     Waiver of Jury Trial; Binding Arbitration...........................................  78
SECTION 13.8     Marshalling; Reversal of Payments...................................................  80
SECTION 13.9     Injunctive Relief; Punitive Damages.................................................  80
SECTION 13.10    Accounting Matters..................................................................  80
SECTION 13.11    Successors and Assigns; Participations..............................................  81
SECTION 13.12    Amendments, Waivers and Consents....................................................  83
SECTION 13.13    Performance of Duties...............................................................  84
SECTION 13.14    All Powers Coupled with Interest....................................................  84
SECTION 13.15    Survival Agreements.................................................................  84
SECTION 13.16    Construction of Agreement...........................................................  84
SECTION 13.17    Titles and Captions.................................................................  84
SECTION 13.18    Severability of Provisions..........................................................  84
SECTION 13.19    Counterparts; Effectiveness.........................................................  85
SECTION 13.20    Term of Agreement...................................................................  85

EXHIBITS

Exhibit A    -   Form of Amended and Restated Term Note
Exhibit B    -   Notice of Prepayment
Exhibit C    -   Form of Officer's Compliance Certificate
Exhibit D    -   Form of Assignment and Acceptance
Exhibit E    -   Form of Security and Pledge Agreement
Exhibit F    -   Form of Subsidiary Guaranty Agreement



SCHEDULES


Schedule 1.1(a)  -  Restructuring Transactions
Schedule 1.1(b)  -  Lenders, Loans and Commitments
Schedule 1.1(c)  -  Existing Letters of Credit
Schedule 1.1(d)  -  Inactive Subsidiaries
Schedule 5.2(g)  -  Payment of Accrued and Unpaid Fees under Existing Agreement
Schedule 6.1(a)  -  Jurisdictions of Organization and Qualification
Schedule 6.1(b)  -  Subsidiaries and Capitalization
Schedule 6.1(i)  -  ERISA Plans
Schedule 6.1(1)  -  Material Contracts
Schedule 6.1(m)  -  Labor and Collective Bargaining Agreements
Schedule 6.1(r)  -  Real Property
Schedule 6.1(s)  -  Liens
Schedule 6.1(t)  -  Indebtedness and Guaranty Obligations
Schedule 6.1(u)  -  Litigation
Schedule 6.1(bb) -  Deposit Accounts
Schedule 10.4    -  Existing Loans, Advances and Investments

[AS REQUIRED BY APPLICABLE LAW, THE COMPANY WILL FURNISH SUPPLEMENTALLY ANY OMITTED EXHIBIT OR SCHEDULE UPON REQUEST]

                             PLANVISTA CORPORATION
                           PLANVISTA SOLUTIONS, INC.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                   -------------------------------------------

         THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 12/th/ day of April, 2002, by and among PLANVISTA CORPORATION, a Delaware corporation (f/k/a HealthPlan Services Corporation) ("PVC"), PLANVISTA SOLUTIONS, INC., a
                                          ---
New York corporation (f/k/a National Preferred Provider Network, Inc.) ("PVSI")
                                                                         ----
(PVC and PVSI being collectively referred to herein as the "Borrowers" and sometimes individually as a "Borrower"), THE LENDERS LISTED ON THE SIGNATURE
                             --------
PAGES HEREOF (individually referred to herein as a "Lender" and collectively as
                                                    ------
"Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National
 -------
Bank), as Administrative Agent for the Lenders.

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, PVC, the Lenders party thereto and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 (as amended or modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 13, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001, the Limited Waiver and Extension thereto dated as of June 15, 2001, the Third Amendment and Limited Waiver thereto dated as of July 2, 2001, the Forbearance Agreement dated as of September 1, 2001, the First Amendment to Forbearance Agreement dated as of September 30, 2001, the Second Amendment and Limited Waiver to Forbearance Agreement dated as of October 19, 2001, the Third Amendment and Limited Waiver to Forbearance Agreement dated as of November 11, 2001, the Fourth Amendment and Limited Waiver to Forbearance Agreement dated as of December 14, 2001, the Fifth Amendment and Limited Waiver to Forbearance Agreement dated as of January 31, 2002, the Sixth Amendment to Forbearance Agreement dated as of March 15, 2002 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing
                                                                    --------
Agreement");
---------

         WHEREAS, PVC has requested and the Lenders have agreed to amend and restate the Existing Agreement to, among other things, restructure the credit facilities outstanding thereunder, including by, among other things, (i) adding PVSI as a joint and several Borrower, (ii) maintaining and continuing as term loans to the Borrowers $40,000,000 of debt currently owing by PVC to the Lenders under the Existing Agreement and (iii) maintaining the letters of credit outstanding under the Existing Agreement, on the terms and conditions of this Agreement;

         WHEREAS, simultaneously and in connection with the consummation of this Agreement, PVC shall consummate the Restructuring Transactions (such term and each other capitalized term being used herein as defined in Article I of this
                                                            ---------
Agreement) set forth on Schedule 1.1(a) hereto;
                        ---------------

         WHEREAS, the Borrowers and the Subsidiary Guarantors have been and will continue to be members of the same affiliated group and have conducted and will continue to conduct their operations for their mutual benefit as one integrated financial enterprise; each of the Subsidiary Guarantors have benefited and will continue to benefit from the business operations of the other members of the affiliated group and all extensions of credit to PVC under the Existing Agreement have inured, and the continuation of those extensions of credit hereunder will inure, to the benefit of the Subsidiary Guarantors, directly or indirectly;

         WHEREAS, certain of the Subsidiary Guarantors under the Existing Agreement and each Borrower will guaranty and continue to guaranty, as applicable, the Obligations of the Borrowers hereunder and under the other Loan Documents;

         WHEREAS, obligations under the Existing Agreement were secured by a First Priority Lien on substantially all of the respective assets of PVC, PVSI and the Subsidiary Guarantors, including a pledge of all of the capital assets of all of their respective Subsidiaries; and

         WHEREAS, the Borrowers and the Subsidiary Guarantors desire to secure all of the Obligations hereunder and under the Loan Documents by continuing to grant to the Administrative Agent, for the benefit of the Lenders, Interest Rate Hedgers, Agent Noteholder and Existing Lender Payees, a First Priority Lien on substantially all of their respective assets, including a pledge of all of the capital assets of all of their respective Subsidiaries.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

               SECTION 1.1 Definitions. The following terms when used in this
                           -----------
Agreement shall have the meanings assigned to them below:

         "Account" means, with respect to any Person, all present and future
          -------
rights of such Person to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance.

         "Account Debtor" means any Person who is or may be become obligated to
          --------------
any Credit Party under, with respect to, or on account of, an Account.

         "Additional Note" means that certain promissory note of even date
          ---------------
herewith made by Borrowers in favor of Wachovia, as agent for the Existing Lender Payees, in the aggregate principal amount of $184,872.00 representing a portion of accrued and unpaid interest with respect to the Existing Loans.

         "Additional Subordinated Indebtedness" shall have the meaning assigned
          ------------------------------------
thereto in Section 10.1(e).
           --------------

         "Adjusted Budget" means, as at any date of determination, the Budget
          ---------------
for the then current Fiscal Year, as adjusted for (a) the anticipated results from permitted future Asset Sales to the extent any Borrower or any of its Subsidiaries has entered into a definitive purchase and sale agreement with a prospective purchaser with respect thereto, a copy of which shall have been delivered to the Administrative Agent and Lenders, (b) actual restructuring charges taken in connection with permitted Asset Sales consummated on or before such date of determination, and (c) business closures consummated on or prior to such date of determination, in each case as calculated in a manner satisfactory to the Required Lenders. Adjustments to the Budget shall take effect as of the end of the month in which the permitted Asset Sale is irrevocably consummated or, in the case of a future Asset Sale under clause (a) above, as of the end of the month in which a definitive purchase and sale agreement becomes effective, and, in cases other than Asset Sales, at the end of the month when the charge is actually taken by the applicable Borrower.

         "Administrative Agent" means Wachovia in its capacity as Administrative
          --------------------
Agent hereunder, and any successor thereto appointed pursuant to Section 12.9.
                                                                 ------------

         "Administrative Agent's Office" means the office of the Administrative
          -----------------------------
Agent specified in or determined in accordance with the provisions of Section
                                                                      -------
13.1.
----

         "Affiliate" means, with respect to a Person, any other Person which
          ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means (a) with respect to an Affiliate of any Borrower or any Subsidiary thereof, the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, (b) with respect to an Affiliate of the Administrative Agent or any Lender, the power to vote twenty percent (20%) or more of the securities or other equity interests of a Person having ordinary voting power, or (c) with respect to any Person, the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Agent Note" means that certain promissory note of even date herewith
          ----------
made by Borrowers in favor of Wachovia in the aggregate principal amount of $64,000.00 representing unpaid agency fees under the Existing Agreement.

         "Agent Noteholder" means Wachovia in its capacity as holder of the
          ----------------
Agent Note.

         "Aggregate Amounts Due" shall have the meaning assigned thereto in
          ---------------------
Section 4.5.
-----------

         "Agreement" means the Original Agreement, as amended and restated in
          ---------
its entirety by the Existing Agreement, as amended and restated in its entirety by this Third Amended and Restated Credit Agreement, as it may be further amended, restated or otherwise modified.

         "Applicable Law" means all applicable provisions of constitutions,
          --------------
laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Application" means an application, in the form specified by the
          -----------
Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

         "Arbitration Rules" shall have the meaning assigned thereto in Section
          -----------------                                             -------
13.7(b).
------

         "Asset Sale" shall have the meaning assigned thereto in Section 10.6.
          ----------                                             ------------

         "Assignment and Acceptance" shall have the meaning assigned thereto in
          -------------------------
Section 13.11(b).
---------------

         "Bankruptcy Code" means Title 11 of the United States Code entitled
          ---------------
"Bankruptcy", as now and hereafter in effect, or any successor statute.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate or (b)
          ---------
the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Borrowers" and "Borrower" shall have the respective meanings assigned
          ---------       --------
thereto in the Preamble hereto.

         "Budget" means (a) the projected Consolidated balance sheet of PVC and
          ------
its Subsidiaries as of December 31, 2002 and the related projected Consolidated statements of income, retained earnings and cash flows for such Fiscal Year and delivered to the Lenders on or before the Closing Date and (b) each budget delivered to the Administrative Agent and Lenders pursuant to Section 7.1(d) for
                                                              --------------
the following Fiscal Years during the term of this Agreement, each of which shall be prepared in a manner consistent with the projections described in clause (a) above.

         "Business Day" means for all purposes any day other than a Saturday,
          ------------
Sunday or legal holiday on which banks in Charlotte, North Carolina or New York, New York, are open for the conduct of their commercial banking business.

         "Capital Expenditures" means, with respect to any Person, the sum of
          --------------------
the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of any Capital Lease which is capitalized on the balance sheet of such Person) by such Person that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the statement of cash flows of such Person.

         "Capital Expenditures Carry Over Amount" shall have the meaning
          --------------------------------------
assigned thereto in Section 9.3.
                    -----------

         "Capital Lease" means, with respect to any Person, any lease of any
          -------------
property (whether real, personal or mixed) by such Person at any time as lessee that would, in accordance with GAAP, be required to be classified or accounted for as a capital lease on a balance sheet of such Person.

         "Capital Lease Obligation" means, with respect to any Capital Lease of
          ------------------------
any Person, the amount of the obligation of such Person thereunder that would, in accordance with GAAP, appear on a Consolidated balance sheet of such Person as a liability in respect of such Capital Lease.

         "Cash" means money, currency or a credit balance in a Deposit Account.
          ----

         "Cash Management Letters" means the collective reference to the letter
          -----------------------
agreements by and between one or more Credit Parties and the Administrative Agent, any Lender or any other depository institution, in form and substance satisfactory to the Administrative Agent, pursuant to which the Administrative Agent, such Lender or such depository institution, as the case may be, shall maintain a Deposit Account, as such Cash Management Letters may be amended, restated or otherwise modified.

         "Cash Management Systems" shall have the meaning assigned thereto in
          -----------------------
Section 8.12.
------------

         "Centra Notes" shall have the meaning assigned thereto in Schedule
          ------------                                             --------
1.1(a).
------

         "Change of Control" shall have the meaning assigned thereto in Section
          -----------------                                             -------
11.1(h).
------

         "Class A Directors" shall have the meaning assigned thereto in Schedule
          -----------------                                             --------
1.1(a).
------

         "Class B Directors" shall have the meaning assigned thereto in Schedule
          -----------------                                             --------
1.1(a).
------

         "Closing Date" means the date of this Agreement or such later Business
          ------------
Day upon which each condition described in Sections 5.2 and 5.3 shall be
                                           ------------     ---
satisfied or waived in all respects in a manner acceptable to the Administrative Agent.

         "Code" means the Internal Revenue Code of 1986, and the rules and
          ----
regulations thereunder, each as amended, supplemented or otherwise modified.

         "Collateral" means the assets, property and interests in property of
          ----------
the Credit Parties, whether now owned or hereafter acquired, that shall, from time to time, secure the Obligations in accordance with the Security Documents and any property or interest provided in addition to or in substitution for any of the foregoing.

         "Collateral Account" has the meaning assigned to that term in the
          ------------------
Security and Pledge Agreement.

         "Collection Account" shall mean that certain account of the
          ------------------
Administrative Agent, account number 5000000008971 in the name of the Administrative Agent at the Administrative Agent's Office or such other account as the Administrative Agent shall specify.

         "Commitments" means the L/C Commitments.
          -----------

         "Consolidated" means, when used with reference to financial statements
          ------------
or financial statement items of PVC and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Credit Facilities" means the collective reference to the term facility
          -----------------
and letter of credit facility established pursuant to Articles II and III
                                                      -----------     ---
hereof.

         "Credit Parties" means the collective reference to the Borrowers and
          --------------
the Subsidiary Guarantors.

         "Daily Receipts" means all amounts received by the Borrowers and their
          --------------
Subsidiaries, whether in the form of cash, checks, any moneys received or receivable in respect of charges made by means of credit cards, and other negotiable instruments on account of goods sold or services delivered. Funds received solely as a matter of administrative convenience or necessity (so-called "pass throughs") shall not be considered as Daily Receipts.

         "Default" means any of the events specified in Section 11.1 which with
          -------                                       ------------
the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Deposit Account" means a demand, time, savings, passbook or like
          ---------------
account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "DePrince" shall have the meaning assigned thereto in Schedule 1.1(a).
          --------                                             ---------------

         "DePrince Side Letter" shall have the meaning assigned thereto in
          -------------------
Schedule 1.1(a).
---------------

         "Director Notes" shall have the meaning assigned thereto in Schedule
          --------------                                             --------
1.1(a).
------

         "Director Subordination Agreements" means collectively, (a) that
          ---------------------------------
certain Amended and Restated Subordination Agreement of even date herewith by and between John D. Race and Wachovia, as administrative agent for the Lenders and Series C Preferred Stockholders (as defined therein) and (b) that certain Amended and Restated Subordination Agreement of even date herewith by and between William L. Bennett and Wachovia, as administrative agent for the Lenders and Series C Preferred Stockholders (as defined therein).

         "Disputes" shall have the meaning assigned thereto in Section 13.7(b).
          --------                                             ---------------

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful
          --------------
currency of the United States.

         "EBITDA" means, for any period, the sum, without duplication, of the
          ------
amounts for such period of (a) Net Income, (b) Interest Expense, (c) provisions for or for the benefit of taxes based on income, (d) total depreciation expense,
(e) total amortization expense, (f) other nonrecurring non-cash items deducted in the calculation of Net Income not to exceed $250,000 in any Fiscal Quarter or $1,000,000 in the aggregate prior to the Final Maturity Date and (g) any severance payments paid or accrued in connection with the termination of the employment of the Chief Executive Officer, the President or the Chief Financial Officer of PVC less other non-cash items added in the calculation of Net Income,
               ----
all of the foregoing as determined on a consolidated basis for the Borrowers and their Subsidiaries in conformity with GAAP.

         "EBITDA Carry Over Amount" shall have the meaning assigned thereto in
          ------------------------
Section 9.2.
-----------

         "Eligible Assignee" means, with respect to any assignment of the
          -----------------
rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having a combined capital and surplus in excess of $500,000,000; provided that such bank is acting
                                               --------
through a branch or agency located in the United States, (c) a finance company, insurance company, mutual fund, investment fund or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by the Administrative Agent.

         "Employee Benefit Plan" means any employee benefit plan within the
          ---------------------
meaning of Section 3(3) of ERISA which (a) is maintained for employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of any Credit Party or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, state and local laws,
          ------------------
statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and
          -----
the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

         "ERISA Affiliate" means any Person who together with any Credit Party
          ---------------
is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) or ERISA.

         "Event of Default" means any of the events specified in Section 11.1,
          ----------------                                       ------------
provided that any requirement for passage of time, giving of notice, or any
--------
other condition, has been satisfied.

         "Excess Cash Flow" means, for any period and as determined on a
          ----------------
consolidated basis for PVC and its Subsidiaries, an amount (if positive) equal to (a) the amounts for such period of EBITDA minus (b) the sum, without
                                             -----
duplication, of the amounts for such period of (i) voluntary and scheduled permanent reductions of Total Debt, (ii) permitted Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (iii) Interest Expense, (iv) restructuring charges paid in cash, (v) the provision for current taxes based on income of PVC and its Subsidiaries and payable in cash with respect to such period, (vi) the lesser of (x) actual past due trade payables paid in cash during such period and (y) past due trade payables at the amount provided for in the Trade Payables Budget and (vii) actual payments of reasonable fees and reasonable costs and expenses to professional advisors to the extent otherwise permitted hereunder.

         "Existing Agreement" shall have the meaning assigned thereto in the
          ------------------
Recitals hereto.

         "Existing Lender Payees" means each of the lenders listed on Schedule 1
          ----------------------
to the Additional Note.

         "Existing Letters of Credit" means the letters of credit issued
          --------------------------
pursuant to Section 3.1 of the Existing Agreement or Section 3.1 of the Original Credit Agreement and listed on Schedule 1.1(c) annexed hereto which will, as of
                               ---------------
the Closing Date, be deemed outstanding as Letters of Credit issued pursuant to
Section 3.1 of this Agreement.
-----------

         "Existing Loans" means the Loans under and as defined in the Existing
          --------------
Agreement.

         "Extraordinary Expenses" means, for any period, the sum (without
          ----------------------
duplication) of (a) liabilities accrued or reserved for in accordance with GAAP asserted with respect to any actions, suits or proceedings at law or in equity pending or threatened against or in any other way relating adversely to or affecting any Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority, to the extent such action, suit or proceeding was not previously disclosed on Schedule 6.1(u) plus (b) claims for indemnification
                        --------------  ----
asserted against any Borrower or any of its Subsidiaries or for which any Borrower or any of its Subsidiaries could be liable but only to the extent that such Person is required to accrue or reserve for such claims in accordance with GAAP plus (c) restructuring charges incurred on or after April 1, 2002, as
     ----
determined in accordance with GAAP plus (d) write-downs of assets (other than
                                   ----
write-downs of accounts receivable solely to the extent of existing accounts receivable reserves).

         "Extraordinary Expenses Carry Over Amount" shall have the meaning
          ----------------------------------------
assigned thereto in Section 9.4.
                    -----------

         "FDIC" means the Federal Deposit Insurance Corporation, or any
          ----
successor thereto.

         "Federal Funds Rate" means the rate per annum (rounded upwards, if
          ------------------
necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate proceeding Business Day.

         "Final Maturity Date" means May 31, 2004.
          -------------------

         "First Priority" means, with respect to any Lien purported to be
          --------------
created in any Collateral pursuant to any Security Document, that (a) such Lien has priority over any other Lien on such Collateral (other than Liens permitted pursuant to Section 10.3) and (b) such Lien is the only Lien (other than Liens
            ------------
permitted pursuant to Section 10.3) to which such Collateral is subject.
                      ------------

         "Fiscal Quarter" means any fiscal quarter of any Fiscal Year.
          --------------

         "Fiscal Year" means the fiscal year of PVC and its Subsidiaries ending
          ----------
on December 31.

         "Fixed Charge Coverage Ratio" means, for any period and as determined
          ---------------------------
in accordance with GAAP, the ratio of (a) Net Operating Cash Flow to (b) Fixed Charges.

         "Fixed Charges" means, for any period, the sum (without duplication) of
          -------------
(a) Interest Expense plus (b) all bank charges and fees due, plus (c) any
                     ----                                    ----
scheduled principal payments due in respect of any Total Debt (excluding principal payments due hereunder on the Final Maturity Date) plus (d) the
                                                             ----
aggregate amount of all rents and charges paid or payable under all Capital Leases to which PVC or any of its Subsidiaries is a party (excluding any amounts accounted for as Interest Expense and included in Fixed Charges pursuant to preceding clause (a)) plus (e) deferred compensation paid in cash to Robert R.
                      ----
Parker, Robert J. Covert and Wallace R. Perkins plus (f) litigation expenses at
                                                ----
the amount set forth in the Budget, plus (g) the greater of (i) the amount of
                                    ----
actual past due trade payables paid in cash and (ii) past due trade payables at the amount provided for in the Trade Payables Budget, plus (h) Capital
                                                      ----
Expenditures paid in cash, plus (i) taxes paid in cash.
                           ----

         "GAAP" means generally accepted accounting principles, as recognized by
          ----
the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for PVC and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of PVC and its Subsidiaries.

         "Governmental Approvals" means all authorizations, consents, approvals,
          ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or other
          ----------------------
political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty Obligation" means, with respect to each Borrower and its
          -------------------
Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness, lease, dividend or other obligation of any other Person (determined as if the definition of Indebtedness referred to such Person) and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty
--------

Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means any substances or materials (a) which are
          -------------------
or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Applicable Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Applicable Law, (d) the discharge or emission or release which requires a permit or license under any Applicable Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, or trespass or pose a health or safety hazard to person or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to an interest
          -----------------
rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

         "Inactive Subsidiary" means the Subsidiaries of the Borrowers listed in
          -------------------
Schedule 1.1(d) attached hereto.
---------------

         "Indebtedness" means, as applied to any Person: (a) all liabilities,
          ------------
obligations and indebtedness (including subordinated indebtedness) of such Person for borrowed money, whether now or hereafter owing or arising and whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured, (b) all notes payable and drafts accepted representing extensions of credit, whether or not representing an obligation for borrowed money and all obligations evidenced by bonds, debentures, notes or other similar instruments;
(c) all obligations, contingent or otherwise, of such Person relative to the face amount of all letters of credit, whether or not drawn, including without limitation any reimbursement obligation, and banker's acceptances issued for the account of such Person thereof; (d) all Capital Lease Obligations of such Person; (e) all obligations to pay the deferred purchase price of property or services (including, without limitation, (i) any such purchase price that is (X) past due more than thirty (30) days from the date of incurrence of the obligation in respect thereof or (Y) evidenced by a note or similar written instrument, (ii) all unpaid liabilities under earn-out agreements to the extent such liabilities are required to be recorded under GAAP, (iii) deferred compensation obligations and (iv) accrued and unpaid trade payables past due as of the Closing Date, including without limitation, those trade payables referenced in the Trade Payables Budget); (f) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (g) all obligations under any Hedging Agreement; and (h) all Guaranty Obligations.

         "Insolvency Event" means, with respect to any Person, the occurrence of
          ----------------
any of the events described in Section 11.1(i) or 11.1(j); provided that, solely
                               ---------------    -------  --------
for the purposes of this definition, any references to a Borrower or any of its Subsidiaries in Section 11.1(i) or 11.1(j) shall be deemed to be a reference to
                ---------------    ------
such Person.

         "Intellectual Property" means all patents, trademarks, tradenames,
          ---------------------
copyrights, technology, know-how and processes used in or necessary for the conduct of the business of the Borrowers and their Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrowers and their Subsidiaries, taken as a whole.

         "Interest Expense" means, for any period, total interest expense
          ----------------
(including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of PVC and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of PVC and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedging Agreements, but excluding, however, any amounts referred to in
Section 4.2 payable to the Administrative Agent and Lenders on or before the
-----------
Closing Date.

         "Interest Rate Hedgers" shall have the meaning assigned thereto in the
          ---------------------
Security and Pledge Agreement.

         "Investors" shall have the meaning assigned thereto in the Recitals
          ---------
hereto.

         "IP Collateral" means, collectively, the Intellectual Property that
          -------------
constitutes Collateral under the Security Agreement.

         "Issuance Date" means the date (a) any Letter of Credit is issued
          -------------
hereunder and (b) any Existing Letter of Credit is deemed issued hereunder.

         "Issuing Lender" means Wachovia, in its capacity as issuer of any
          --------------
Letter of Credit, or any successor thereto.

         "L/C Commitment" means the commitment of Lenders set forth in Section
          --------------                                               -------
3.5. The original amount of each Lender's initial L/C Commitment is set forth
---
opposite its name on Schedule 1.1(b) annexed hereto and, as of the Closing Date,
                     ---------------
the aggregate original amount of the L/C Commitments is $5,461,666.80.

         "L/C Exposure" means, with respect to any Lender as of any date of
          ------------
determination (i) prior to the termination of the L/C Commitments, that Lender's L/C Commitment and (ii) after the termination of the L/C Commitments, the sum of
(a) in the event that Lender is an Issuing Lender, the aggregate L/C Obligations in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (b) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

         "L/C Obligations" means at any time, an amount equal to the sum of (a)
          ---------------
the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.6.
                                          -----------

         "L/C Participation" shall have the meaning assigned thereto in Section
          -----------------                                             -------
3.5.
---

         "Lender" means each Person executing this Agreement as a Lender set
          ------
forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.11.
                                                -------------

         "Lending Office" means, with respect to any Lender, the office of such
          --------------
Lender maintaining such Lender's Pro Rata Share of the Loans.

         "Letters of Credit" shall have the meaning assigned thereto in Section
          -----------------                                             -------
3.1.
---

         "Lien" means any lien, mortgage, pledge, assignment, security interest,
          ----
charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "Loan Documents" means, collectively, this Agreement, the Notes, the
          --------------
Letters of Credit, the Applications (and any other reimbursement agreements or other documents executed by any Borrower in favor of the Issuing Lender relating to the Letters of Credit), the Security Documents and each other document, instrument and agreement executed and delivered by any Credit Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (other than any documents specifically identified in the definition of "Restructuring Documents" herein), all as may be amended, restated or otherwise modified. Notwithstanding anything in the foregoing to the contrary (a) for purposes of Sections 3.8, 4.4, 13.2 and 13.3 and Article XII only, all
            ------------  ---  ----     ----     -----------
references therein to "Loan Documents" shall include the Director Subordination Agreements, the NJK/Centra Side Letter and the Additional Note and (b) for purposes of the Centra Notes and the Director Notes, all references to "Loan Documents" or "loan documents" appearing therein shall include the Additional Note and the Agent Note.

         "Loans" means one or more of the Term Loans.
          -----

         "Material Adverse Effect" means a material adverse effect upon (a) the
          -----------------------
business, condition (financial or otherwise), operations, performance, prospects, Collateral or other properties of any Borrower or any of its Subsidiaries or (b) the ability of any Credit Party to perform its obligations under any Loan Document.

         "Material Contract" means (a) any contract or agreement, written or
          -----------------
oral, of any Credit Party which in any such case generates an amount equal to or greater than ten percent (10%) of the revenue of the Borrowers and their Subsidiaries (determined on a consolidated basis) as of the end of the Fiscal Quarter ending on or immediately prior to any date of determination, (b) each of the Restructuring Documents and (c) any contract or agreement not referred to above the cancellation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.

         "Maximum Rate" shall have the meaning assigned thereto in Section
          ------------                                             -------
4.1(c).
------

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section
          ------------------
4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six (6) years.

         "Net Asset Sale Proceeds" means, with respect to any Asset Sale, cash
          -----------------------
payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (a) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (c) the reasonable fees of attorneys, brokers, accountants and other professionals paid by any Borrower in connection therewith.

         "Net Debt Proceeds" means the cash proceeds of any sale or issuance by
          -----------------
PVC of any Additional Subordinated Indebtedness net of underwriting discounts and commissions and other reasonable costs associated therewith.

         "Net Income" means, for any period, the net income (or loss) of PVC and
          ----------
its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall
                                                      --------
be excluded (a) the income (or loss) of any Person (other than a Wholly-Owned Subsidiary of PVC) in which any other Person (other than PVC or any of its Wholly-Owned Subsidiaries) has a joint interest, or the income (or loss) of any Person accounted for by the equity method, except in each case (i) to the extent of the amount of dividends or other distributions actually paid in Cash to PVC or any of its Wholly-Owned Subsidiaries by such Person during such period or
(ii) to the extent consented to by the Administrative Agent, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of PVC or is merged into or consolidated with PVC or any of its Subsidiaries or that Person's assets are acquired by PVC or any of its Subsidiaries, (c) the income of any Subsidiary of PVC to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses.

         "Net Insurance/Condemnation Proceeds" means any Cash payments or
          -----------------------------------
proceeds received by any Borrower or any of its Subsidiaries (a) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of any Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by such Borrower or such Subsidiary in connection with the adjustment or settlement of any claims of such Borrower or such Subsidiary in respect thereof.

         "Net Operating Cash Flow" means, for any period, the sum (without
          -----------------------
duplication) of Daily Receipts (net of any chargebacks or dishonors) less Operating Expenses but excluding (to the extent previously included in Operating Expenses) payments to Arthur Andersen Consulting, O'Melveny & Myers LLP, FTI/Policano & Manzo, Fowler White Boggs Banker P.A., Akin, Gump, Strauss, Hauer & Feld, L.L.P., PricewaterhouseCoopers, LLC and any other consultant engaged by the Borrowers, in each case solely to the extent such payments were made on account of services provided to consummate the transactions contemplated hereby, including, without limitation, the Restructuring Transactions.

         "Net Reversion Amount" shall have the meaning assigned thereto in
          --------------------
Section 2.2 (b)(ii)(D).
----------------------

         "Net Securities Proceeds" means the cash proceeds (net of underwriting
          -----------------------
discounts and commissions, taxes paid in cash upon realizing such proceeds, and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the issuance of Securities of any Borrower.

         "NJK/Centra Side Letter" means that certain letter agreement dated as
          ----------------------
of April 11, 2002 by and among Centra Benefit Services, Inc., PVC and Wachovia, as administrative agent for the Lenders and agent for the holders of the Series C Shares (as defined therein) in respect of the restructuring of the Centra Notes.

         "Notes" means one or more of the Term Notes.
          -----

         "Notice of Prepayment" shall have the meaning assigned thereto in
          --------------------
Section 2.2(b)(i).
-----------------

         "Obligations" means, in each case, whether now in existence or
          -----------
hereafter arising: (a) the principal of and interest on (including interest accruing after the commencement of any bankruptcy or similar proceeding) the Loans, (b) the L/C Obligations, and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by each Borrower to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.

         "Officer's Certificate" means, as applied to any Person that is a
          ---------------------
corporation, partnership, trust or limited liability company, a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

         "Officer's Compliance Certificate" shall have the meaning assigned
          --------------------------------
thereto in Section 7.2.
           -----------

         "Operating Expenses" means, for any period, the sum (without
          ------------------
duplication) of the following items paid in cash during such period: (a) payroll and employee taxes plus (b) commissions and brokers fees plus (c) employee
                   ----                                  ----
benefits expenses plus (d) network payments plus (e) rent for real property
                  ----                      ----
leased by any Borrower or any of its Subsidiaries plus (f) utilities and
                                                  ----
telecommunications expenses plus (g) software license fees plus (h) expenses
                            ----                           ----
identified as "Other Operating Expenses" on the balance sheet of PVC and its Subsidiaries, including, among other things, expenses incurred in connection with sales and marketing (such as travel, customer entertainment, postage, promotional items and professional fees not otherwise excluded from Operating Expenses pursuant to the definition of Net Operating Cash Flow). To the extent paid with cash proceeds earmarked for the particular purpose, payments of so-called "pass throughs" shall not be considered Operating Expenses.

         "Original Agreement" means the "Existing Agreement" as such term is
          ------------------
defined in the Existing Agreement.

         "Other Taxes" shall have the meaning assigned thereto in Section
          -----------                                             -------
4.8(b).
------
         "Outstanding Professional Fees" shall have the meaning assigned thereto
          -----------------------------
in Section 5.2(g).
   --------------

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor
          ----
agency.

         "Pension Plan" means any Employee Benefit Plan, other than a
          ------------
Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of the Credit Parties or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Credit Parties or any of their current or former ERISA Affiliates.

         "Person" means an individual, corporation, limited liability company,
          ------
partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pledged Collateral" means, collectively, the "Pledged Collateral" as
          ------------------
defined in the Security and Pledge Agreement.

         "Preferred Stock Issuance and Restructuring Agreement" means the Series
          ----------------------------------------------------
C Convertible Preferred Stock Issuance and Restructuring Agreement dated as of the Closing Date by and among PVC, the Lenders listed on the signature pages thereto and the Administrative Agent, as it may be amended, restated or otherwise modified in accordance with the terms thereof and of this Agreement.

        "Prime Rate" means, at any time, the rate of interest per annum
         ----------
publicly announced from time to time by Wachovia as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Pro Rata Share" means with respect to each Lender, the percentage
          --------------
obtained by dividing (x) the sum of the outstanding principal amount of Term
            --------
Loans of that Lender plus the L/C Exposure of that Lender by (y) the sum of the
                     ----                                 --
outstanding principal amount of Term Loans of all Lenders plus the aggregate L/C
                                                          ----
Exposure of all the Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.11. The initial Pro
                                                 -------------
Rata Share of each Lender is set forth opposite the name of that Lender in
Schedule 1.1(b) annexed hereto.
--------------

         "PTO" means the United States Patent and Trademark Office or any
          ---
successor or substitute office in which filings are necessary or, in the opinion of the Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "PVC Common Stock" means the common stock of PVC, par value of $0.01
          ----------------
per share.

         "PVC Series C Certificate of Designation" means the provisions of PVC's
          ---------------------------------------
Certificate of Designation of Series and Determination of Rights and Preferences of Series C Convertible Preferred Stock relating to the PVC Series C Preferred Stock, in the form delivered to the Administrative Agent and Lenders prior to their execution of this Agreement and as such provisions may be amended, restated or otherwise modified from time to time in accordance with the provisions thereof and of this Agreement.

         "Register" shall have the meaning assigned thereto in Section 2.3(a).
          --------                                             --------------

         "Reimbursement Date" shall have the meaning assigned thereto in Section
          ------------------                                             -------
3.6.
---

         "Reimbursement Obligation" means the obligation of the Borrowers to
          ------------------------
reimburse the Issuing Lender pursuant to Section 3.6 for amounts drawn under
                                         -----------
Letters of Credit.

         "Required Lenders" means, at any date, the Lenders having or holding at
          ----------------
least 66-2/3% of the sum of the outstanding principal amount of Term Loans of all the Lenders plus the aggregate L/C Exposure of all the Lenders.
                ----

         "Restructured Notes" shall have the meaning assigned thereto in
          ------------------
Schedule 1.1(a).
---------------

         "Restructuring Transactions" means the transactions set forth on
          --------------------------
Schedule 1.1(a).
--------------

         "Restructuring Documents" means the Preferred Stock Issuance and
          -----------------------
Restructuring Agreement, the Stockholders Agreement, the DePrince Side Letter, the Certificate of Incorporation of PVC, the PVC Series C Certificate of Designation, the Restructured Notes, the Agent Note, the Additional Note, the Director Subordination Agreements, the NJK/Centra Side Letter, the Trade Payables Budget and each other document, instrument and agreement listed on
Schedule 1.1(a) or otherwise executed in connection with the Restructuring
---------------
Transactions, as such documents, instruments and agreements may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of this Agreement.

         "Responsible Officer" means, with respect to any Person, any of the
          ------------------
following: the chief executive officer or chief financial officer of such Person or any other officer of such Person reasonably acceptable to the Administrative Agent.

         "Retail Card" means Retail Card L.L.C., a Delaware limited liability
          -----------
company.

         "Securities" means any stock, shares, partnership interests, voting
          ----------
trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "Security and Pledge Agreement" means the Amended and Restated Security
          -----------------------------
and Pledge Agreement executed by the Borrowers and the Subsidiary Guarantors in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit E hereto, as amended, modified or supplemented from time to time.

         "Security Documents" means the collective reference to the Security and
          ------------------
Pledge Agreement, the Subsidiary Guaranty Agreement, the Cash Management Letters and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in the Collateral securing the Obligations or such Person guaranties the payment and/or performance of the Obligations.

         "Senior Leverage Ratio" means for any period the ratio of (a) Total
          ---------------------
Senior Debt to (b) EBITDA.

         "Series C Preferred Stock" means the Series C Convertible Preferred
          ------------------------
Stock of PVC, par value $0.01 per share with the terms set forth in the PVC Series C Certificate of Designation.

         "Solvent" means, as to any Person on a particular date, that such
          -------
Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) does not reasonably believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature and (c) is not insolvent within the meaning of the federal bankruptcy laws, Title 11, U.S.C. Section 101(32).

         "Stockholders Agreement" means the Stockholders Agreement dated as of
          ----------------------
the Closing Date by and among PVC and the holders of Series C Preferred Stock listed on the signature pages thereto, as it may be amended, restated or otherwise modified in accordance with the terms thereof and of this Agreement.

         "Subordinated Indebtedness" means any unsecured Indebtedness of any
          --------------------------
Borrower or its Subsidiaries which is subordinated in right of payment to the Obligations.

         "Subsidiary" means, with respect to any Person, any corporation,
          ----------
partnership or other entity of which more than fifty percent (50%) of the outstanding capital stock, partnership interest or other equity interests is at the time, directly or indirectly, owned by such Person.

         "Subsidiary Guarantors" means each Subsidiary of a Borrower that
          ---------------------
executes a counterpart to the Subsidiary Guaranty Agreement on the Closing Date or from time to time thereafter.

         "Subsidiary Guaranty Agreement" means the Third Amended and Restated
          -----------------------------
Guaranty Agreement executed by each Borrower and each Subsidiary Guarantor in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit F hereto, as amended, modified or supplemented from time to time.

         "Supplemental Collateral Agent" shall have the meaning assigned thereto
          -----------------------------
in Section 12.1(b).
   ---------------

         "Taxes" shall have the meaning assigned thereto in Section 4.8(a).
          -----                                             --------------

         "Tax Refund Amount" shall have the meaning assigned thereto in Section
          -----------------                                             -------
2.2(b)(ii)(F).
-------------

         "Termination Date" means the earliest of the dates referred to in
          ----------------
Section 2.4.
-----------

         "Term Loans" means Loans continued and maintained by the Lenders to the
          ----------
Borrowers pursuant to Section 2.1(a).
                      --------------

         "Term Notes" means (a) the promissory notes of each Borrower issued
          ----------
pursuant to Section 2.3(b) on the Closing Date and (b) any promissory notes
            --------------
issued by a Borrower pursuant to the last sentence of Section 13.11(e) in
                                                      ----------------
connection with assignments of the Term Loans of any Lenders, in each case substantially in the form of Exhibit A annexed hereto, as they may be amended,
                             ---------
supplemented or otherwise modified from time to time.

         "Total Debt" means, as at any date of determination, the aggregate
          ----------
stated balance sheet amount of all Indebtedness of PVC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "Total Senior Debt" means, as at any date of determination, the
          -----------------
aggregate stated balance sheet amount of all Indebtedness of PVC and its Subsidiaries under this Agreement, determined on a consolidated basis in accordance with GAAP.

         "Total Revenues" means, for any period, the aggregate revenues of PVC
          --------------
and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "Trade Payables Budget" shall have the meaning assigned thereto in
          ---------------------
Schedule 1.1(a).
---------------

         "Uniform Customs" the Uniform Customs and Practice for Documentary
          ----------------
Credits (1993 Revision), International Chamber ofCommerce Publication No. 500.

         "UCC" means the Uniform Commercial Code as in effect in the State of
          ---
North Carolina.

         "United States" means the United States of America.
          -------------

         "Wachovia" means Wachovia Bank, National Association (f/k/a First Union
          --------
National Bank) and its successors.

         "Wholly-Owned Subsidiary" means a Subsidiary all of the shares of the
          -----------------------
capital stock or other similar equity interests of which are, directly or indirectly, owned or controlled by a Credit Party and/or one or more of its Wholly-Owned Subsidiaries.

               SECTION 1.2  General.  Unless otherwise specified, a reference
                            -------
in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

               SECTION 1.3  Other Definitions and Provisions.
                            ---------------------------------

               (a)  Use of Capitalized Terms. Unless otherwise defined therein,
                    ------------------------
all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

               (b)  Miscellaneous. The words "hereof", "herein" and "hereunder"
                    -------------
and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                                   ARTICLE II

                         AMOUNT AND TERMS OF TERM LOANS
                         ------------------------------

               SECTION 2.1  Term Loans. The Existing Loans were made pursuant to
                            ----------
the Original Agreement and continued and maintained pursuant to the Existing Agreement, in each case for the purposes described in Section 2.5. As of the
                                                      -----------
date of this Agreement, there are outstanding $64,680,939.13 in principal amount of Existing Loans, $40,000,000.00 of which shall be deemed to be outstanding Term Loans as of the Closing Date and $24,680,939.13 of which, together with $4,319,060.87 representing accrued and unpaid fees under the Existing Agreement (other than Outstanding Professional Fees) and a portion of accrued and unpaid interest with respect to Existing Loans, shall be converted into Series C Preferred Stock pursuant to the terms of the Preferred Stock Issuance and Restructuring Agreement. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, each Lender severally agrees to maintain and continue as Term Loans hereunder its Pro Rata Share of the principal amount of $40,000,000 of the Existing Loans outstanding on the Closing Date as equals such Lender's Pro Rata Share of the Term Loans. The amount of each Lender's Term Loans is set forth opposite its name on Schedule 1.1(b) annexed hereto and, as of the Closing Date,
                     ---------------
the aggregate outstanding principal amount shall be $40,000,000. Any Term Loans repaid or prepaid may not be reborrowed.

               SECTION 2.2  Repayments and Prepayments; General Provisions
                            -----------------------------------------------
Regarding Payments; Application of Proceeds of Collateral and Payments Under
----------------------------------------------------------------------------
Subsidiary Guaranty.
-------------------

               (a)  Scheduled Payments of Term Loans. The Borrowers shall make
                    --------------------------------
principal payments on the Term Loans in installments on the dates and in the amounts set forth below:

       Date                          Scheduled Repayment

     June 30, 2002                       $    50,000
     September 30, 2002                  $    50,000
     December 31, 2002                   $    50,000
     March 31, 2003                      $    50,000
     June 30, 2003                       $    50,000
     September 30, 2003                  $    50,000
     December 31, 2003                   $    50,000
     March 31, 2004                      $    50,000
     May 31, 2004                        $39,600,000

; provided that the scheduled installments of principal of the Term Loans set
  --------
forth in this Section 2.2(a) shall be reduced in connection with any voluntary
              --------------
or mandatory prepayments of the Term Loans in accordance with Section
                                                              -------
2.2(b)(iii); and provided, further that the Term Loans and all other amounts
-----------      --------  -------
owed hereunder with respect to the Term Loans shall be paid in full no later than the Final Maturity Date, and the final installment payable by the Borrowers in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrowers under this Agreement with respect to the Term Loans.

               (b)  Prepayments.
                    -----------

                         (i) Voluntary Prepayments. Subject to Section 4.4, the
                             ---------------------             ------------
     Borrowers may at any time and from time to time prepay or repay any Loans in whole or in part, not later than 11:00 a.m. (Charlotte time) upon at least one (1) Business Day irrevocable notice, in the form attached hereto as Exhibit B (a "Notice of Prepayment") specifying the date and amount of
        ----------    --------------------
     repayment. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate minimum amount of $250,000 or a whole multiple of $250,000 in excess thereof. Any such voluntary prepayment shall be applied as specified in Section 2.2(b)(iii).
                                                           -------------------

               (ii) Mandatory Prepayments. Subject to Section 4.4, the Loans
                    ---------------------             -----------
     shall be prepaid in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in Section 2.2(b)(iii):
                                               -------------------

                  (A) Prepayments from Net Asset Sale Proceeds.  No later than
                      ----------------------------------------
          the first Business Day following the date of receipt by any Borrower or its Subsidiaries of any Net Asset Sale Proceeds in respect of any asset sale pursuant to Section 10.6(b), the Borrowers shall prepay the
                                 --------------
          Loans in an aggregate amount equal to one hundred percent (100%) of such Net Asset Sale Proceeds.

                  (B) Prepayments from Net Insurance/Condemnation Proceeds.  No
                      ----------------------------------------------------
          later than the first Business Day following the date of receipt by the Administrative Agent or by any Borrower or its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans pursuant to the provisions of Section 8.2(c), the
                                                         --------------
          Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the amount of such Net Insurance/Condemnation Proceeds.

                  (C) Prepayments and Reductions Due to Issuance of Equity or
                      -------------------------------------------------------
          Debt Securities.  To the extent not applied to redeem the Series C
          ---------------
          Preferred Stock in whole but not in part pursuant to the terms of the Series C Certificate of Designation and to the extent otherwise permitted by Section 10.7 of this Agreement, no later than the first
                       ------------
          Business Day following the date of receipt by any Borrower or its Subsidiaries of Net Securities Proceeds from the issuance of any equity or Debt Securities of PVC after the Closing Date, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of such Net Securities Proceeds.

                  (D) Prepayments from Pension Plan Reversions.  No later than
                      ----------------------------------------
          the first Business Day following the date of receipt by any Borrower or its Subsidiaries of any surplus assets of any pension plan of such Borrower or any of its Subsidiaries, the Borrowers shall prepay the Loans in an amount (the "Net Reversion Amount") equal to one hundred
                                   --------------------
          percent (100%) of such returned surplus assets, net of transaction costs and expenses incurred in obtaining such return, including incremental taxes payable as a result thereof.

                  (E) Prepayments from Excess Cash Flow.  In the event that
                      ---------------------------------
          there shall be Excess Cash Flow for any Fiscal Year ending on or after December 31, 2002, the Borrowers shall, no later than ninety (90) days after the end of such Fiscal Year prepay the Loans in an amount equal to fifty percent (50%) of such Excess Cash Flow, it being understood that the remaining fifty percent (50%) of Excess Cash Flow shall be applied pursuant to Section 10.16.
                              -------------

                  (F) Prepayments from Tax Refunds.  No later than the first
                      ----------------------------
          Business Day following the date of receipt by any Borrower or any of its Subsidiaries of any tax refund for any Fiscal Year, the Borrowers shall prepay the

          Loans in an amount ("Tax Refund Amount") equal to one hundred percent
                               -----------------
          (100%) of such tax refund.

                  (G) Calculations of Net Proceeds Amounts; Additional
                      ------------------------------------------------
          Prepayments Based on Subsequent Calculations.  Concurrently with any
          --------------------------------------------
          prepayment of the Loans pursuant to Sections 2.2(b)(ii)(A)-(F), the
                                              --------------------------
          Borrowers shall deliver to the Administrative Agent an Officer's Certificate demonstrating the calculation of the amount of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Securities Proceeds, Net Reversion Amount, Tax Refund Amount or the applicable Excess Cash Flow, as the case may be, that gave rise to such prepayment. In the event that the Borrowers shall subsequently determine that the actual amount was greater than the amount set forth in such Officer's Certificate, the Borrowers shall promptly make an additional prepayment of the Loans in an amount equal to the applicable percentage set forth in clauses (A) through (F) of this Section 2.2(b)(ii) of the amount of such excess, and the
               ------------------
          Borrowers shall concurrently therewith deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the additional amount resulting in such excess.

               (iii)  Application of Prepayments.
                      --------------------------

                  (A) Application of Voluntary Prepayments and Order of
                      -------------------------------------------------
          Maturity.  Subject to Section 4.4, any voluntary prepayments pursuant
          --------              -----------
          to Section 2.2(b)(i) shall be applied to repay outstanding Term Loans
             -----------------
          to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to Section 2.2(b)(i) shall be applied to reduce the
                            -----------------
          scheduled installments of principal of the Term Loans and set forth in

          Section 2.2(a) in inverse chronological order.
          --------------

                  (B) Application of Mandatory Prepayments.  Unless an Event of
                      ------------------------------------
          Default has occurred and is continuing, any amount required to be applied as a mandatory prepayment of the Loans pursuant to Sections
                                                                     --------
          2.2(b)(ii)(A)-(E) shall be applied first to prepay the Term Loans to
          -----------------                  -----
          the full extent thereof and second, to the extent of any remaining
                                      ------
          portion thereof, to cash collateralize the outstanding Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to Section 3.6 and the terms of the Security and
                                  -----------
          Pledge Agreement. Unless an Event of Default has occurred and is continuing, any amount required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.2(b)(ii)(F) shall be
                                              ---------------------
          applied first to pay the Outstanding Professional Fees to the full
                  -----
          extent thereof, second, to the extent of any remaining portion
                          ------
          thereof, to prepay the Term Loans to the full extent thereof and third, to the extent of any remaining portion thereof, to cash
          -----
          collateralize the outstanding Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to

          Section 3.6 and the terms of the Security and Pledge Agreement.
          -----------

          Any mandatory prepayments of Term Loans pursuant to Sections
                                                              --------
          2.2(b)(ii)(A)-(F) shall be applied to reduce the scheduled
          -----------------
          installments of principal of the Term Loans in inverse chronological order.

               (iv) All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

          SECTION 2.3  Register; Promissory Notes.
                       --------------------------

          (a) Register. The Administrative Agent, acting for these purposes
              --------
solely as an agent of the Borrowers (it being acknowledged that the Administrative Agent, in such capacity, and its officers, directors, employees, agent and affiliates shall be entitled to indemnification from the Borrowers under Section 13.2(b)), shall maintain (and make available for inspection by the
      ---------------
Borrowers and the Lenders upon reasonable prior notice at reasonable times) for the recordation of, and shall record, the names and addresses of Lenders and the L/C Commitment and Term Loans of each Lender from time to time (the "Register").
                                                                     --------
The Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof; and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be conclusive and binding on each Borrower, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender's records. Failure to make any recordation in the Register or in any Lender's records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans or Letters of Credit.

          (b) Promissory Notes.  The Borrowers shall execute and deliver on the
              ----------------
Closing Date to each of the Lenders (or to the Administrative Agent for the Lenders) a Term Note substantially in the form of Exhibit A annexed hereto to
                                                  ---------
evidence each Lender's Term Loan, in the principal amount of that Lender's Term Loan and with other appropriate insertions.

          SECTION 2.4    Termination Date. The Credit Facilities shall terminate
                         ----------------
and all outstanding Obligations shall be paid in full on the earliest of (a) the Final Maturity Date and (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).
                                     ---------------

          SECTION 2.5    Use of Proceeds.
                         ---------------

          (a) Existing Loans. The proceeds of the Existing Loans have been
              --------------
applied by PVC as provided in Section 2.6 of the Existing Agreement.
                              -----------

          (b) Margin Regulations.  No portion of the proceeds of any borrowing
              ------------------
under this Agreement shall be used by any Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities and Exchange Act of 1934, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

                                  ARTICLE III

                           LETTER OF CREDIT FACILITY
                           -------------------------

          SECTION 3.1  Issuance of Letters of Credit; Existing Letters of
                       --------------------------------------------------
Credit.
------

          (a) Issuance of Letters of Credit.  Subject to the terms and
              -----------------------------
conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.5, agrees to issue standby letters of
                           -----------
credit ("Letters of Credit") for the account of the Borrowers on any Business
         -----------------
Day from the Closing Date through but not including the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided, that
                                                                 --------
the Issuing Lender shall have no obligation to issue:

              (i) any Letter of Credit if, after giving effect to such issuance, the L/C Obligations on the proposed Issuance Date would exceed the maximum aggregate L/C Obligations permitted to be outstanding pursuant to Section 3.3 on such proposed Issuance Date;
        -----------

              (ii) any Letter of Credit having an expiration date later than the earlier of (x) one (1) year from the date of issuance and (y) the Business Day next preceding the Final Maturity Date;

              (iii) any Letter of Credit denominated in a currency other than Dollars;

              (iv) any Letter of Credit if a default of any Lender's obligation to fund its participation under Section 3.5 exists, unless the
                                     -----------
     Administrative Agent and the Issuing Lender have entered into satisfactory arrangements with the applicable Borrower to eliminate the Issuing Lender's risk with respect to such Lender, including cash collateralization of such Lender's Pro Rata Share of the L/C Obligations to secure such obligations of such Lender; or

              (v) any Letter of Credit unless such Letter of Credit is issued for the sole purpose of replacing, extending or renewing an Existing Letter of Credit (or any replacement, renewal or extension thereof issued hereunder) without increasing the then stated amount of such Existing Letter of Credit (or such replacement, renewal or extension)

Each Letter of Credit will be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any Lender to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires; provided that no such
                                               --------
modification shall increase the stated amount of any such Letter of Credit.

          (b) Existing Letters of Credit.  As of the Closing Date, all of the
              ---------------------------
Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder and shall be subject to all of the terms and provisions of this Agreement, including all terms and provisions applicable to Letters of Credit under this Agreement. Each Lender agrees that its obligations with respect to Letters of Credit pursuant to Section 3.5 shall include the Existing Letters of
                              -----------
Credit as of the Closing Date. With respect to each Existing Letter of Credit, for the period commencing on the Closing Date to and including the expiration date of any such Existing Letter of Credit, the Borrowers shall pay all fees and commissions set forth in Section 3.4 at the times and in the manner set forth
                         -----------
therein.

          SECTION 3.2  Procedure for Issuance of Letters of Credit.
                       -------------------------------------------

          (a) The Borrowers may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V hereof, promptly issue the Letter of Credit
           -----------     ---------
requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit (i) earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto and (ii) until the Borrowers have returned the original letter of credit to be replaced, renewed, or extended thereby to the Issuing Lender or delivered an indemnification to the Issuing Letter with respect to such original Letter of Credit in form and substance satisfactory to the Issuing Lender) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrowers. Issuing Lender shall furnish to the Borrowers a copy of such Letter of Credit and furnish to each Lender a copy of such Letter of Credit and the amount of each Lender's L/C Participation therein, all promptly following the issuance of such Letter of Credit.

          (b) The Borrowers shall notify the Issuing Lender prior to the issuance of any Letter of Credit in the event that any of the matters to which the Borrowers are required to certify pursuant to Section 5.3 or the applicable
                                                  -----------
Application is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit the Borrowers shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which the Borrowers are required to certify pursuant to
Section 5.3 and the applicable Application.
-----------

          SECTION 3.3  Limitations on L/C Obligations.   The maximum L/C
                       ------------------------------
Obligations permitted hereunder shall be $5,461,666.80, which amount shall be reduced on the date, and in the amount, of any scheduled reduction in the stated amount of any Letter of Credit.

          SECTION 3.4  Commissions and Other Charges.
                       ------------------------------

          (a) The Borrowers shall pay to the Administrative Agent, for the account of the Issuing Lender and the Lenders, a letter of credit commission with respect to each Letter of

Credit in an amount equal to the product of (i) the face amount of such Letter of Credit times (ii) one percent (1.0%) per annum. Such commission shall be
          -----
payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

          (b) In addition to the foregoing commission, the Borrowers shall pay the Issuing Lender an issuance fee of 0.25% per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

          (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the Lenders all commissions received by the Administrative Agent in accordance with their respective Pro Rata Shares.

          (d) The Borrowers shall pay to the Issuing Lender, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of any Letter of Credit or otherwise payable pursuant to the Application and related documentation under which such Letter of Credit is issued.

          SECTION 3.5  L/C Commitment.
                       ---------------

          (a) Lenders' Purchase of L/C Participations in Letters of Credit.
              ------------------------------------------------------------
Immediately upon the issuance of each Letter of Credit (including the deemed issuance of the Existing Letters of Credit set forth on Schedule 1.1(c) on the
                                                        ---------------
Closing Date), each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender, on the terms and conditions hereinafter stated, for such Lender's own account and risk, a participation (each, an "L/C Participation") in such Letter of Credit and drawings thereunder
           -----------------
in an amount equal to such Lender's Pro Rata Share in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such Lender shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such Lender's Pro Rata Share of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) Payment by Lenders of Unreimbursed Drawings Under Letters of
              ------------------------------------------------------------
Credit. Upon becoming aware of any amount required to be paid by any Lender to
------
the Issuing Lender pursuant to Section 3.5(a) in respect of any unreimbursed
                               --------------
portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each Lender of the amount and due date of such required payment and such Lender shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such Lender shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the
-----
Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of
        -----
days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this
Section 3.5(b), if the Lenders receive notice that any such payment is due (A)
--------------
prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

          (c) Distribution to Lenders of Reimbursements Received From Borrowers.
              -----------------------------------------------------------------
Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any Lender its Pro Rata Share of such payment in accordance with this Section 3.5, the Issuing Lender receives any payment
                     -----------
related to such Letter of Credit (whether directly from the Borrowers or otherwise), or any payment of interest on account thereof (other than any payment to Issuing Lender for fees, costs or expenses in connection with such Letter of Credit pursuant to Sections 3.4(b) and 3.4(d)), the Issuing Lender
                             ---------------     -----
will distribute to such Lender at such Lender's address for notices specified herein its Pro Rata Share thereof; provided, that in the event that any such
                                   --------
payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          SECTION 3.6  Reimbursement Obligation of the Borrowers.  In the event
                       -----------------------------------------
the Issuing Lender has determined to honor a drawing under a Letter of Credit, the Issuing Lender shall immediately notify the Borrowers and the Administrative Agent of the amount of such drawing. The Borrowers agree to reimburse the Issuing Lender not later than the Business Day immediately succeeding the date on which the Issuing Lender notifies the Borrowers of the date and amount of a drawing paid under any Letter of Credit (the "Reimbursement Date") for the
                                              ------------------
amount of (a) such drawing so paid plus the amount of interest due pursuant to

Section 3.7 in respect of such drawing and (b) any taxes, fees, charges or other
-----------
costs or expenses incurred by the Issuing Lender in connection with such payment; provided that, in the event that at the time of any drawing under a
         --------
Letter of Credit the amounts then on deposit in the Collateral Account for the cash collateralization of Letters of Credit pursuant to Section 2.2(b)(iii)(B)
                                                        ----------------------
are equal to or greater than one hundred five percent (105%) of the then outstanding L/C Obligations and so long as no Default or Event of Default has then occurred or is continuing, the Administrative Agent shall disburse amounts from the Collateral Account to reimburse the Issuing Lender in the amount of such drawing (and the L/C Commitments shall be automatically and permanently reduced by such amount). Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable pursuant to
Section 3.7 on any and all amounts remaining unpaid by the Borrowers
-----------
under this Article III from the date such amounts become payable (whether at
           -----------
stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Reimbursement Obligation then overdue.

          SECTION 3.7  Interest on Amounts Drawn Under Letters of Credit.
                       -------------------------------------------------

          (a) Payment of Interest by Borrowers. Each Borrower agrees to pay to
              --------------------------------
the Issuing Lender, with respect to drawings made under any Letters of Credit issued by it, interest on the amount paid by the Issuing Lender in respect of each such drawing from the date of such drawing through the date such amount is reimbursed by the applicable Borrower at a per annum rate equal to (i) for the period from the date of such drawing to and including the Reimbursement Date, the Base Rate plus one percent (1.0)% per annum and (ii) thereafter, subject to Section 4.1(c), the Base Rate plus three
                                      --------------
percent (3.0)% per annum. Interest payable pursuant to this Section 3.7(a) shall
                                                            --------------
be computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

          (b) Distribution of Interest Payments by Issuing Lender. In the event
              ---------------------------------------------------
the Issuing Lender shall have been reimbursed by other Lenders pursuant to
Section 3.5(b) for all or any portion of such drawing, promptly upon receipt by
--------------
the Issuing Lender of any payment of interest pursuant to Section 3.7(a), the
                                                          --------------
Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under Section 3.5(b) with respect to such drawing such other
                    --------------
Lender's Pro Rata Share of any interest received by the Issuing Lender in respect of that portion of such drawing so reimbursed by other Lenders for the period from the date on which the Issuing Lender was so reimbursed by other Lenders to and including the date on which such portion of such drawing is reimbursed by a Borrower.

          SECTION 3.8  Defaults by Lenders.  Notwithstanding anything contained
                       -------------------
herein to the contrary, so long as any Lender shall be in default in its obligation to fund its Pro Rata Share of any unreimbursed drawing under a Letter of Credit or shall have rejected its L/C Commitment, then such Lender shall not be entitled to receive any reimbursement payments from any Credit Party or any interest on its L/C Commitment or its participation in any drawing or its share of any fees payable hereunder, and for purposes of voting or consenting to matters with respect to the Loan Documents, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's L/C Commitment shall be deemed to zero
(0), unless and until (i) unreimbursed drawings and all interest thereon have been fully paid, (ii) such failure to fulfill its obligation to fund is cured and such Lender shall have paid, as and to the extent provided in Section
                                                                   -------
3.5(b), to the applicable party, if any, interest on the amount of funds that
------
such Lender failed to timely fund or (iii) the Obligations shall have been declared or shall have become immediately due and payable. No L/C Commitment of any Lender shall be increased or otherwise affected by any such failure or rejection by any Lender. Any reimbursement payments or interest payments or fees which would, but for this paragraph, be paid to any Lender, shall be paid to the Lenders who shall not be in default under their respective L/C Commitments and who shall not have rejected any L/C Commitment, for application to the unreimbursed drawings or to provide cash collateral in such manner and order as shall be determined by the Administrative Agent. The provisions of this Section 3.8 are intended merely to bind Lenders and are not intended to
     -----------
benefit PVC, PVSI or any other Credit Party and do not grant PVC, PVSI or any other Credit Party any rights and may be waived by the Administrative Agents and Required Lenders without the consent of any Credit Party.

          SECTION 3.9  Obligations Absolute.
                       --------------------

     The obligation of the Borrowers to reimburse the Issuing Lender for payments under the Letters of Credit issued or deemed issued by it and the obligations of the Lenders under Section 3.5 shall be unconditional and
                                 -----------
irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit;

          (b) the existence of any claim, set-off, defense or other right which any Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Lender or other Lender or any other Person or, in the case of a Lender, against any Borrower, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (c) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (d) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

          (e) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Borrower or any of its Subsidiaries;

          (f) any breach of this Agreement or any other Loan Document by any party thereto;

          (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (h) the fact that an Event of Default or a Default shall have occurred and be continuing;

     provided, in each case, that payment by the Issuing Lender under the
     --------
applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

          SECTION 3.10 Indemnification; Nature of Issuing Lender's Duties.
                       ---------------------------------------------------

          (a) Indemnification.  In addition to amounts payable as provided in
              ---------------
Sections 4.6 and 4.8, the Borrowers hereby agree jointly and severally to
------------     ---
protect, indemnify, pay and save harmless the Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of outside counsel and allocated costs of internal counsel) which the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by the Issuing Lender, other than as a result of (A) the gross negligence or willful misconduct of the Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of the Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority.

          (b) Nature of the Issuing Lender' Duties. As between the Borrowers and
              ------------------------------------
the Issuing Lender, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for:
(i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender, including any act or omission by a Governmental Authority specified in Section 3.10(a), and none of the above shall affect or
                       --------------
impair, or prevent the vesting of, any of the Issuing Lender's rights or powers hereunder.

  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this Section 3.10(b), any action taken or
                                         ---------------
omitted by the Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to any Borrower.

  Notwithstanding anything to the contrary contained in this Section 3.10, the
                                                             ------------
Borrowers shall retain any and all rights they may have against the Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

          SECTION 3.11 Effect of Application.  To the extent that any provision
                       ---------------------
of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.
                   -----------                         -----------

                                   ARTICLE IV

                            GENERAL LOAN PROVISIONS
                            -----------------------

          SECTION 4.1  Interest.  Subject to the provisions of Sections 4.1(a)
                       --------                                ---------------
and 4.1(c), the aggregate principal balance of the Notes or any portion thereof
    -----
shall bear interest at the Base Rate plus one percent (1.0%) per annum.
                                     ----

          (a) Default Rate. Subject to Section 11.3, upon the occurrence and
              ------------             ------------
during the continuation of any Event of Default, the outstanding principal amount of all Loans and, subject to Section 4.1(c), any interest payments
                                    --------------
thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is two percent (2%) per annum in excess of the interest rate otherwise payable upon the occurrence of such Event of Default under this Agreement with respect to the Loans. Payment or acceptance of the increased rates of interest provided for in this Section 4.1(a) is not a
                                                 --------------
permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

          (b) Interest Payments; Interest and Fee Computation.  Subject to the
              -----------------------------------------------
provisions of Section 4.1(a), interest on each Loan shall be payable in arrears
              --------------
on and to the last Business Day of each calendar month commencing April 30, 2002, upon any prepayment of any Loan (to the extent accrued on the amount being prepaid) and at maturity (including Final Maturity). Interest payable pursuant to Section 4.1(a) shall be computed on the basis of a 360-day year for the
   --------------
actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. In computing interest on any Loan, the date of the making of such Loan shall be included, and the date of payment (as determined in accordance with Section
                                                                    -------
4.3(a)) of such Loan shall be excluded; provided that if a Loan is repaid on the
------                                  --------
same day on which it is made, one day's interest shall be paid on that Loan.

          (c) Maximum Rate.  In no contingency or event whatsoever shall the
              ------------
aggregate of all amounts deemed interest hereunder (including amounts deemed interest with respect to any Reimbursement Obligation) or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

          SECTION 4.2  Fees; Common Stock Issuance.
                       ---------------------------

          (a) Restructuring Fee. On the Closing Date, PVC shall issue and
              -----------------
deliver to the Administrative Agent, for the benefit of each Lender, a number of shares of PVC Common Stock equal to such Lenders' Pro Rata Share of an aggregate amount of 75,002 shares of PVC Common Stock, which shares shall be subject to the registration rights provided in the Stockholders Agreement. On the Closing Date, PVC shall deliver to the Administrative Agent certificates made out to each Lender representing the shares issued to such Lender pursuant to this
Section 4.2(a).
--------------

     (b) Administrative Agent's and Other Fees.  In order to compensate the
         -------------------------------------
Administrative Agent for structuring and syndicating the Loans and for its obligations as the Administrative Agent hereunder, the Borrowers, jointly and severally, agree to pay to the Administrative Agent a monthly monitoring fee of $8,000, for its own account, in arrears on the last Business Day of each calendar month thereafter commencing April 30, 2002.

     SECTION 4.3     General Provisions Regarding Payment.
                     ------------------------------------

     (a) Manner of Payment.  Each payment by the Borrowers on account of the
         -----------------
principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) in accordance with their respective Pro Rata Shares (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all
                                                     ------------
other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its Pro Rata Share of such payment (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or Lenders' commissions shall be made in like manner, but for the account of the Issuing Lender or the Lenders, as the case may be. Each payment to the Administrative Agent of the Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.7,
                                                                ------------
4.8 or 13.2 shall be paid to the Administrative Agent for the account of the
---    ----
applicable Lender. Each Borrower hereby authorizes the Administrative Agent to charge its account with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose). The Administrative Agent shall promptly notify the Borrowers after making any such charges.

     (b) Payments on Business Days.  Whenever any payment to be made hereunder
         -------------------------
shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

     SECTION 4.4       Application of Proceeds of Collateral and Payments after
                       --------------------------------------------------------
Event of Default.
-----------------

     Upon the occurrence and during the continuation of an Event of Default, (i) all payments received on account of the Obligations, whether from any Borrower, from any Subsidiary Guarantor or otherwise, shall be applied by the Administrative Agent against the Obligations and (ii) all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Security Document may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by the Administrative Agent against, the applicable Secured Obligations (as defined in such Security Document), in each case in the following order of priority:

          (a) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, and all amounts for which the Administrative Agent is entitled to compensation (including the fees described in Section 4.2), reimbursement and indemnification under any Loan
                  -----------
Document and all advances made by the Administrative Agent thereunder for the account of the applicable Credit Party, and to the payment of all costs and expenses paid or incurred by the Administrative Agent in connection with the Loan Documents, all in accordance with Sections 12.7 and 13.2 and the other
                                       -------------     ----
terms of this Agreement and the Loan Documents;

          (b) thereafter, to the extent of any excess such proceeds, to the payment (including providing for cash collateralization of Letters of Credit in an amount equal to one hundred five percent (105%) of the aggregate then undrawn and unexpired amount of such Letters of Credit) of all other Secured Obligations (as defined in the Security and Pledge Agreement) other than obligations under the Agent Note, for the ratable benefit of the holders thereof (subject to the provisions of Section 2.2(b)(iv) hereof);
              ------------------

          (c) thereafter, to the extent of any excess such proceeds, to the payment of obligations under the Agent Note; and

          (d) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Credit Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          SECTION 4.5    Adjustments.
                         -----------

     The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate
                                                                       ---------
Amounts Due" to such Lender) that is greater than the proportion received by any
-----------
other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately
                     --------
greater payment received by
such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of Section 13.11(b) with respect to such assignment. In
                       ----------------
order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an Assignment Agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender.

          SECTION 4.6  Increased Costs.  If, after the date hereof, the
                       ---------------
introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Authority, central bank or comparable agency:

          (a) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

          (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the net result of any of the foregoing is to increase the costs to any of the Lenders agreeing to make, making or of maintaining any Loan or Commitment or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes or Letters of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this
Section 4.6; provided, that the Administrative Agent shall incur no liability
-----------  --------
whatsoever to the Lenders or any Borrower in the event it fails to do so. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

          SECTION 4.7  Capital Requirements.  If either (a) the introduction of,
                       --------------------
or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request issued after the date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

          SECTION 4.8  Taxes.
                       ------

          (a)  Payments Free and Clear.  Any and all payments by the Borrowers
               -----------------------
hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof, (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof and (iii) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the United States (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law
                            -----
to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender (including the Issuing Lender) or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.8) such Lender or the
                                   -----------
Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) such Borrower shall make such deductions, (C) such Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) such Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.8(d).
                       --------------

          (b)  Stamp and Other Taxes.  In addition, the Borrowers shall pay any
               ---------------------
present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").
                             -----------

          (c)  Indemnity.  The Borrowers shall jointly and severally indemnify
               ---------
each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.8) paid by such Lender or
                                           -----------
the Administrative Agent (as the case may be) and any liability (including, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

          (d)  Evidence of Payment.  Within thirty (30) days after the date of
               -------------------
any payment of Taxes or Other Taxes, the applicable Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the
                                                        ------------
original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

          (e)  Delivery of Tax Forms.  Each Lender that is organized under the
               ---------------------
laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this Section 4.8(e), a "Non-US
                                                    --------------     ------
Lender") shall deliver to Administrative Agent and to each Borrower, on or prior
------
to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrowers or Administrative Agent (each in the reasonable exercise of its discretion), two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms) properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents. Each Non-US Lender hereby agrees, from time to time after the initial delivery by such Lender of such forms, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate in any material respect, that such Lender shall promptly (i) deliver to the Administrative Agent and to the Borrowers two original copies of renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to United States withholding tax with respect to payments to such Lender under the Loan Documents or (ii) notify the Administrative Agent and the Borrowers of its inability to deliver any such forms, certificates or other evidence.

                                   ARTICLE V

                 CLOSING; CONDITIONS OF CLOSING AND BORROWING
                 --------------------------------------------

          SECTION 5.1  Closing.  The closing shall take place at the offices of
                       -------
the Administrative Agent, One Wachovia Center, TW-10, 301 South College Street, Charlotte,

North Carolina at 10:00 a.m. on April 12, 2002, or on such other date as the parties hereto shall mutually agree.

          SECTION 5.2  Conditions to Closing and Initial Extensions of Credit.
                       ------------------------------------------------------
The obligation of the Lenders to close this Agreement and to make or maintain the initial Loans or issue or maintain the initial Letters of Credit is subject to the satisfaction of each of the following conditions:

          (a)  Executed Loan Documents.  The following Loan Documents, in form
               -----------------------
and substance reasonably satisfactory to the Administrative Agent and Lenders:

               (i)    this Agreement;

               (ii)   the Notes;

               (iii)  the Security and Pledge Agreement; and

               (iv)   the Subsidiary Guaranty Agreement

shall have been duly authorized, executed and delivered to the Administrative Agent by the applicable Credit Parties, shall be in full force and effect and no default shall exist thereunder, and such Credit Parties shall have delivered original counterparts thereof to the Administrative Agent. The Lenders shall have executed and delivered to the Administrative Agent this Agreement or counterparts hereof.

          (b)  Restructuring Transactions.
               --------------------------

               (i) The Restructuring Transactions shall have been consummated in accordance with the Restructuring Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the Restructuring Documents not approved by the Lenders. The Lenders shall be satisfied with the material terms and conditions of the Restructuring Documents (to the extent not delivered to the Lenders prior to the date of the execution of this Agreement).

               (ii) The Administrative Agent shall have received, for the benefit of each Lender, stock certificates issued to each Lender representing (a) the shares of Series C Preferred Stock to be issued to such Lender pursuant to the terms of the Preferred Stock Issuance and Restructuring Agreement and (b) the shares of PVC Common Stock to be issued to such Lender pursuant to the terms of Section 4.2.
                                             -----------

               (iii) The Administrative Agent shall have received evidence satisfactory to it of the filing with the Secretary of State of the State of Delaware of the PVC Series C Certificate of Designation.

               (iv) The Administrative Agent shall have received (a) evidence satisfactory to it that all accrued and unpaid trade payables of PVC and its Subsidiaries incurred in the ordinary course of business but not yet past due as of the Closing Date (including, without limitation, accrued and unpaid professional fees) shall be paid in accordance with ordinary trade terms and (b) an Officer's Certificate of a Responsible Officer of PVC setting forth a true and complete list of all trade payables past due as of the Closing Date and setting forth the Trade Payables Budget, which budget and Officer's Certificate shall be satisfactory to the Administrative Agent.

          (c) Security Interests in Personal Property.  The Administrative Agent
              ---------------------------------------
shall have received evidence satisfactory to it that each Credit Party shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of the Lenders, Interest Rate Hedgers, Existing Lender Payees and Agent Noteholder, a valid and (upon such filing and recording) perfected first priority security interest in the entire personal property Collateral. Such actions shall include the following:

              (i)     Schedules to Security Documents.  Delivery to the
                      -------------------------------
     Administrative Agent of accurate and complete schedules to all of the applicable Security Documents.

               (ii)   Stock or Membership Certificates and Instruments.
                      ------------------------------------------------
     Delivery to the Administrative Agent of (A) certificates (which certificates shall be accompanied by irrevocable undated stock or transfer powers, duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing all capital stock or membership interests pledged pursuant to the Security and Pledge Agreement,
     (B) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to the Administrative Agent) evidencing any Collateral and (C) all irrevocable proxies contemplated by
     Section 9(c) of the Security and Pledge Agreement.

               (iii)  Lien Searches and UCC Termination Statements.  Delivery to
                      --------------------------------------------
     the Administrative Agent of (A) the results of a recent search, by a Person satisfactory to the Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Credit Party, together with copies of all such filings disclosed by such search, and (B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

               (iv)   UCC Financing Statements and Fixture Filings.  Delivery to
                      --------------------------------------------
     the Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Documents.

               (v)    PTO Cover Sheets, Etc.  Delivery to the Administrative
                      ---------------------
     Agent of all cover sheets or other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral.

          (d)  Insurance.  The Administrative Agent shall have received
               ---------
certificates of insurance naming the Administrative Agent as loss payee and additional insured and certified copies of insurance policies in the form required under Section 8.2 and the Security Documents and otherwise in form and
               -----------
substance reasonably satisfactory to the Administrative Agent.

          (e)  Corporate and Capital Structure, and Ownership.
               ----------------------------------------------

               (i)   Corporate Structure.  The corporate organizational
                     -------------------
     structure of each Borrower and its Subsidiaries shall be satisfactory to the Administrative Agent and the Lenders in all respects.

               (ii)  Capital Structure and Ownership.  The capital structure and
                     -------------------------------
     ownership of each Borrower shall be satisfactory to the Administrative Agent and the Lenders in all respects.

          (f)  Necessary Governmental Approvals and Consents; Expiration of
               ------------------------------------------------------------
Waiting Periods, Etc.   The Credit Parties shall have obtained all Governmental
---------------------
Approvals and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and Restructuring Documents and the continued operation of the business conducted by the Borrowers and their Subsidiaries in substantially the same manner as conducted prior to the Closing Date. Each such Governmental Approval or consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Approval or consent, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Restructuring Documents or the Loan Documents or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.

          (g)  Payment of Accrued and Unpaid Fees under Existing Agreement.  On
               -----------------------------------------------------------
or before the Closing Date, the Borrowers shall have paid to the Administrative Agent, for distribution (as appropriate) to the Administrative Agent and the Lenders, all fees payable on the Closing Date referred to in Section 4.2 and the
                                                             -----------
fees set forth on Part A of Schedule 5.2(g) representing $125,000.00 of all fees
                            ---------------
of counsel and consultants to the Administrative Agent accrued and unpaid under the Existing Agreement (the "Outstanding Professional Fees"). All other
                             -----------------------------
payments in respect of Outstanding Professional Fees shall be paid pursuant to
Section 8.14.
------------

          (h)  Cash Management Systems. On or before the Closing Date, the
               -----------------------
Borrowers shall have established the Cash Management Systems.

          (i)  Closing Certificates and Opinions; etc.
               ---------------------------------------

               (i)   Officer's Certificate of the Borrowers.  The Administrative
                     --------------------------------------
     Agent shall have received an Officer's Certificate dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Credit Parties contained in this Agreement, the other Loan Documents and the Restructuring Documents are true, correct and complete in all material respects; that no Credit Party is in violation of any of the covenants contained in this Agreement, the other Loan Documents and the Restructuring Documents; that, after giving effect to the transactions contemplated by this Agreement and the Restructuring Documents, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions to be satisfied thereby which has not been waived by the Administrative Agent and Required Lenders.

              (ii)   Officer's Certificate of PVC Regarding Restructuring
                     ----------------------------------------------------
     Documents.  The Administrative Agent shall have received copies of the
     ---------
     Restructuring Documents and all certificates, opinions and other documents delivered thereunder, along with an Officer's Certificate of a Responsible Officer of PVC dated the Closing Date and certifying that (A) such Restructuring Documents, certificates, opinions and other documents delivered under the Restructuring Documents are complete and correct, and
     (B) each Restructuring Document is in full force and effect and no default exists thereunder.

              (iii)  Officer's Certificate Regarding Certain Agreements.  The
                     --------------------------------------------------
     Administrative Agent shall have received an Officer's Certificate of the Borrowers dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent, certifying that: (A) attached thereto is a true, complete and correct list of (1) all employment contracts relating to each member of the senior management team of each Borrower, (2) all agreements between any Credit Party or its Subsidiaries and any Affiliate of such Person and (3) all other Material Contracts and material leases (each of the agreements referenced in clauses (1), (2) and (3), collectively, the "Subject Agreements"), including all amendments,
                        ------------------
     modifications and supplements, whether oral or written, to each Subject Agreement; (B) each Subject Agreement is in full force and effect and there are no material defaults by such Borrower or other Credit Party or such Subsidiary, as applicable, or, to the best of such Borrower's knowledge after due inquiry, any other party under such Subject Agreement; and (C) copies of all Subject Agreements have been delivered to the Administrative Agent.

              (iv)   Certificate of Secretary of each Credit Party.  The
                     ---------------------------------------------
     Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party certifying on behalf of such Credit Party, as applicable, that attached thereto is (A) a true and complete copy of the articles of organization or certificate of formation or other equivalent, if applicable, of such Credit Party and all amendments thereto; certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, which articles of organization, certificate of formation or other equivalent shall be in form and substance satisfactory to the Administrative Agent; (B) a true and complete copy of the bylaws or operating agreement or other equivalent, if applicable, of such Credit Party, which bylaws, operating agreement or other equivalent shall be in form and substance satisfactory to the Administrative Agent; (C) a true and complete copy of resolutions duly adopted by the Board of Directors or managing member, as the case may be, of such Credit Party, authorizing, in the case of each Borrower, the borrowings contemplated hereunder and, in the case of each of the Credit Parties, the execution, delivery and performance of this Agreement, the other Loan Documents and the Restructuring Documents; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents and Restructuring Documents to which such Credit Party is a party; and (D) a true and complete copy of each certificate required to be delivered pursuant to Section 5.2(i)(v).
                 -----------------

                 (v)   Certificates of Good Standing.  The Administrative Agent
                       -----------------------------
     shall have received certificates of good standing from the jurisdiction of organization of each Credit Party and certificates of authority to do business from each jurisdiction where any Credit Party is authorized to do business each dated a recent date prior to the Closing Date and certified by the Secretary of State or other authorized Governmental Authority.

                 (vi)  Opinions of Counsel.  The Administrative Agent shall have
                       -------------------
     received favorable opinions of Fowler White Boggs Banker P.A., counsel to the Credit Parties, and McGuireWoods LLP, special North Carolina and New York counsel to the Credit Parties, each dated as of the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent; which opinions shall cover, without limitation, (A) due authorization, execution, delivery and enforceability of each Loan Document and Restructuring Document, (B) the issuance of PVC Common Stock and Series C Preferred Stock to the Lenders and (C) continued perfection of the Administrative Agent's security interest in the Collateral under revised Article 9 of the Uniform Commercial Code with customary assumptions and exceptions acceptable to Administrative Agent.

          (j)  Consents; Defaults.
               ------------------

                 (i)   Permits and Licenses.  All permits and licenses,
                       --------------------
     including permits and licenses required under Applicable Laws, necessary to the conduct of business by the Credit Parties shall have been obtained and remain in full force and effect.

                 (ii)  No Injunction, Etc.  No action, proceeding,
                       -------------------
     investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents or the Restructuring Documents.

                 (iii) No Material Adverse Change.  Since December 31, 2001,
                       --------------------------
     there shall not have occurred any material change in the Collateral, business, properties, business prospects, financial condition or results of operations of the Credit Parties, or in any event, condition or state of facts that could reasonably be expected to have a Material Adverse Effect.

               (iv)   No Event of Default.  No Default or Event of Default shall
                      -------------------
     have occurred and be continuing.

          (k) Financial Matters.
              -----------------

               (i)    Financial Statements.  The Administrative Agent shall have
                      --------------------
     received (A) audited Consolidated financial statements of PVC and its Subsidiaries for the Fiscal Year ended December 31, 2000, (B) unaudited Consolidated financial statements of PVC and its Subsidiaries for the twelve-month period ended December 31, 2001, (C) the Budget for Fiscal Year 2002 and such other pro forma and projected statements of PVC and its Subsidiaries as the Administrative Agent and the Lenders may request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and (D) such other financial information as may be reasonably requested by the Administrative Agent.

               (ii)   Financial Condition Certificate.  PVC shall have
                      -------------------------------
     delivered to the Administrative Agent a certificate on behalf of itself and the other Credit Parties, in form and substance satisfactory to the Administrative Agent, and certified as accurate in all material respects by a Responsible Officer of PVC, that (A) payables are current and not past due except as may be specifically identified in the Trade Payables Budget and, after giving effect to the Restructuring Transactions, each Credit Party and each of its Subsidiaries is Solvent, (B) each Borrower's liquidity position as of the date of such certificate is not materially different from the December 31, 2001 financial statements previously furnished to the Administrative Agent, (C) attached thereto is a pro forma
                                                                      --- -----
     balance sheet of the Borrowers and their Subsidiaries setting forth on a pro forma basis the financial condition of the Borrowers and their
     --- -----
     Subsidiaries as of that date, reflecting on a pro forma basis the effect of
                                                   --- -----
     the Restructuring Transactions and the other transactions contemplated herein, including all material fees and expenses in connection therewith, and evidencing compliance by the Borrowers on a pro forma basis with the
                                                     --- -----
     financial covenants contained in Articles IX and X hereof and (D) the
                                      -----------     -
     Budget previously delivered to the Administrative Agent and Lenders represents the good faith opinion of the Borrowers and senior management thereof as to the projected results contained therein.

               (iii)  Payment of Fees at Closing.  There shall have been paid by
                      --------------------------
     the Credit Parties to the Administrative Agent and the Lenders the fees set forth or referenced in Section 4.2 and, subject to Sections 5.2(g) and
                            -----------                 ---------------
     8.14, any other accrued and unpaid fees or commissions due hereunder
     ----
     (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

          (l) Miscellaneous.
              -------------

               (i)    Proceedings and Documents.  All opinions, certificates and
                      -------------------------
     other instruments and all proceedings in connection with the transactions contemplated by this

     Agreement shall be satisfactory in form and substance to the Administrative Agent. The Lenders shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

               (ii) Due Diligence and Other Documents.  The Credit Parties shall
                    ---------------------------------
     have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests, certified by a Responsible Officer of PVC as a true and correct copy thereof.

          SECTION 5.3   Conditions to Letters of Credit.  The obligations of the
                        -------------------------------
Issuing Lender to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Issuance Date:

          (a)  Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties made by the Credit Parties contained in Article
                                                                       -------
VI and in the other Loan Documents shall be true and correct on and as of such
--
Issuance Date with the same effect as if made on and as of such Issuance Date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

          (b)  No Existing Default.  No Default or Event of Default shall have
               -------------------
occurred and be continuing hereunder on such Issuance Date with respect to such Letter of Credit or after giving affect to such Letters of Credit on such date.

          (c)  Officer's Compliance Certificate; Additional Documents. The
               ------------------------------------------------------
Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.

                                  ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF BORROWERS
                  -------------------------------------------

          SECTION 6.1   Representations and Warranties.  To induce the
                        ------------------------------
Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make and maintain the Loans or the Issuing Lender or any Lender to issue, maintain or participate in the Letters of Credit, each Borrower hereby represents and warrants to the Administrative Agent, the Issuing Lender and the Lenders that:

          (a)  Existence; Power; Qualification.  Each Credit Party is a duly
               -------------------------------
organized, validly existing corporation, partnership or limited liability company organized under the laws of the state of its organization and is in good standing or active status, as applicable, under the laws of such state, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified (or otherwise licensed) and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, each Inactive Subsidiary is a duly organized, validly existing corporation, partnership or limited liability company organized under the laws of the state of its organization and is in good standing or active status, as applicable, under the laws of such state. As of the Closing Date, the jurisdictions in which the Credit Parties and their Subsidiaries are organized and qualified to do business are identified on Schedule 6.1(a).
                  ---------------

          (b) Ownership.  Each Subsidiary of such Borrower as of the Closing
              ---------
Date is listed on Schedule 6.1(b). The capitalization of such Borrower and each
                  ---------------
of its Subsidiaries as of the Closing Date consists of the number of shares or similar equity interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.1(b). All
                                                    ---------------
outstanding shares or similar equity interests have been duly authorized and validly issued and are fully paid and nonassessable and none of such shares or similar equity interests constitutes "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System). The shareholders of the Subsidiaries of each Borrower and the number of shares or similar equity interests owned by each as of the Closing Date are described on Schedule 6.1(b).
                                                                ---------------
As of the Closing Date, there are no outstanding stock purchase, warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock or similar equity interests of any Subsidiary of such Borrower, except as described on Schedule 6.1(b).
                                                           ---------------

          (c) Authorization of Agreement, Loan Documents, Restructuring
              ---------------------------------------------------------
Documents, Borrowings, Preferred Stock, Common Stock.
----------------------------------------------------

               (i) Each Credit Party has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of each of the Loan Documents and Restructuring Documents to which it is a party in accordance with their respective terms. Each of the Loan Documents and Restructuring Documents has been duly executed and delivered by the duly authorized officers of the Credit Parties party thereto, and constitutes the legal, valid and binding obligation of each such Credit Party enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, the enforcement of creditors' rights in general and the availability of equitable remedies.

               (ii) The PVC Common Stock and Series C Preferred Stock to be issued on or before the Closing Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. No stockholder of PVC has or will have any preemptive rights to subscribe for any additional equity securities of PVC as a result of such issuance. The issuance and sale of such PVC Common Stock and PVC Preferred Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

          (d) Compliance of Agreement, Loan Documents, Restructuring Documents
              ----------------------------------------------------------------
and Borrowing with Laws, Etc.  The execution, delivery and performance by each
----------------------------
Credit Party of the Loan Documents and Restructuring Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval not previously obtained and disclosed in writing to the Lenders or violate any Applicable Law relating to the Credit Parties, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, by-laws or other organizational documents of any Credit Party or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents, or (iv) require any approval of stockholders or similar equity holders or any approval or consent of any Person under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Lenders.

          (e) Compliance with Law; Governmental Approvals.  Such Borrower and
              -------------------------------------------
each of its Subsidiaries (i) have all Governmental Approvals required by any Applicable Law for them to conduct their respective business (except where the failure to have any such approval could not reasonably be expected to have a Material Adverse Effect), each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of such Borrower's knowledge, threatened attack by direct or collateral proceeding, and (ii) are in compliance with each Governmental Approval applicable to them and in all material respects with all other Applicable Laws relating to them or any of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

          (f) Tax Returns and Payments.  Such Borrower and its Subsidiaries
              ------------------------
have duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and, have paid, except to the extent permitted by Section 8.4, all federal, state, local and other taxes,
                    -----------
assessments and governmental charges or levies upon them and their respective property, income, profits and assets which are due and payable. No Governmental Authority has asserted any Lien or other claim against any Borrowers or any of its Subsidiaries with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of such Borrower and each of its Subsidiaries in respect of federal, state, local and other taxes for all fiscal years and portions thereof since the formation of such Person are in the judgment of each such Person adequate, and such Borrower and each of its Subsidiaries do not anticipate any additional taxes or assessments for any of such years.

          (g) Franchises, Intellectual Property and Computer Equipment.
              --------------------------------------------------------

               (i) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, such Borrower and each of its Subsidiaries own or possess rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct their respective businesses as now and presently planned to be conducted without any conflict with the rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither such Borrower nor any of its Subsidiaries is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of their business operations.

               (ii) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, such Borrower and each of its Subsidiaries have such title to or the right to use, by license or other agreement, all computer software programs used thereby as are necessary to permit such Borrower and each such Subsidiary to conduct their respective operations as currently conducted, without any known conflict with the rights of others or any known use by others which conflicts, in any material respect, with the rights of such Borrower or any such Subsidiary.

          (h) Environmental Matters.  (i) Such Borrower and each of its
              ---------------------
Subsidiaries and their respective properties and operations are not in violation in any material respect of any applicable Environmental Law; (ii) without limiting the generality of clause (i) above, such Borrower and each of its Subsidiaries and their properties and operations are not subject to any existing, pending or threatened investigation, inquiry or proceeding by any Governmental Authority or to any remedial obligations under any Environmental Law; and (iii) all material notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by such Borrower and each of its Subsidiaries relating to Hazardous Materials, including, without limitation, past or present treatment, storage, disposal or release of any Hazardous Materials or solid waste by such Borrower or any of its Subsidiaries into the environment, have been obtained or applications for such permits and licenses have been filed and such Borrower and each of its Subsidiaries are in full compliance in all material respects with the requirements of such permits, licenses or authorizations.

          (i) ERISA.  Except as set forth on Schedule 6.1(i) as of the Closing
              -----                          ---------------
Date, such Borrower and each of its Subsidiaries and each ERISA Affiliate are in compliance in all material respects with applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code either has been determined by the Internal Revenue Service to be so qualified or will be submitted to the IRS in a timely fashion to obtain such a determination and each trust related to each such plan either has been determined to be exempt under Section 501(a) of the Code, or will be submitted to the IRS in a timely fashion to for a determination under Section 501(a) of the Code. No material liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied with respect to any Employee Benefit Plan or any Multiemployer Plan.

          (j) Margin Stock.  Neither such Borrower nor any of its Subsidiaries
              ------------
is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. If requested by the Administrative Agent, such Borrower will furnish to the Administrative Agent and the Lenders a statement or statements in conformity with the requirements of said Regulation T, U or X to the foregoing effect.

          (k)  Government Regulation.  No Credit Party is an "investment
               ---------------------
company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and no Credit Party is, or after giving effect to the making of any Loan or the issuance of any Letter of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

          (l)  Material Contracts.  Schedule 6.1(l) sets forth a complete and
               ------------------   ---------------
accurate list of all Material Contracts of such Borrower and each of its Subsidiaries in effect as of the Closing Date. Other than as set forth in
Schedule 6.1(l) as of the Closing Date, each Material Contract is, and after
---------------
giving effect to the consummation of the transactions contemplated by the Loan Documents and Restructuring Documents will be, in full force and effect in accordance with the terms thereof; and there are no material defaults by such Borrower or any such Subsidiary (other than as may be disclosed on Schedule
                                                                   --------
6.1(l) as of the Closing Date) or, to the best of such Borrower's knowledge
------
after due inquiry, by any other party under any such Material Contract. To the extent requested by the Administrative Agent, such Borrower and each of its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 6.1(l) and, no later
                                                   ---------------
than five (5) Business Days following the execution thereof, will deliver each other Material Contract entered into after the Closing Date.

          (m)  Employee Relations.  Such Borrower and each of its Subsidiaries
               ------------------
have a stable work force in place and are not, except as set forth on
Schedule 6.1(m) as of the Closing Date, party to any collective bargaining
---------------
agreement nor has any labor union been recognized as the representative of its employees. Such Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or the employees of any of its Subsidiaries.

          (n)  Burdensome Provisions.  Neither such Borrower nor any of its
               ---------------------
Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could have a Material Adverse Effect. Neither such Borrower nor any of its Subsidiaries presently anticipates that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

          (o)  Financial Statements.  The Consolidated balance sheet of PVC and
               --------------------
its Subsidiaries as of December 31, 2001 and the related Consolidated statements of income and retained earnings and cash flows for the twelve-month period then ended, copies of which have been furnished to the Administrative Agent, when read together with the other financial information pertaining to the Credit Parties and their Subsidiaries which has heretofore been furnished in writing to the Administrative Agent, fairly present the assets, liabilities and financial position (on a consolidated basis) of the Credit Parties and their Subsidiaries as at such dates, and the results of the operations and changes of financial position (on a consolidated basis) for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved except as indicated in the notes thereto. Neither the Credit Parties nor any of their Subsidiaries have any material Indebtedness, obligation or other unusual forward or long-term commitment which is required to be reflected and is not fairly reflected in the foregoing financial statements or in the notes thereto, and, as of the date of the funding of any Loan subsequent to the Closing Date, is required to be reflected and is not reflected in the most recent financial statements delivered to the Lenders pursuant to Section 7.1 or the notes thereto, all as required by
                           -----------
GAAP.


          (p)  No Material Adverse Change; No Restricted Payment.  Since
               -------------------------------------------------
December 31, 2001, there has been no material adverse change in the properties, businesses, results of operations, or financial or other condition of the Credit Parties taken as a whole, including, but not limited to, any material adverse change resulting from any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God, or of the public enemy or other casualty (whether or not covered by insurance). Neither such Borrower nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any payments, dividends or other distributions prohibited by Section 10.7 or agreed to do so.
              ------------

          (q)  Solvency.  As of the Closing Date and after giving effect to the
               --------
incurrence of any Obligations by any Credit Party, such Borrower and each of its Subsidiaries will be Solvent.

          (r)  Titles to Properties; Real Property.
               -----------------------------------

                    (i) Such Borrower and its Subsidiaries have such title to the real property owned in fee or leased by them as is appropriate to the conduct of their respective businesses, and valid and legal title to all of their respective personal property and assets, including, but not limited to, those reflected on the Consolidated financial statements of PVC and its Subsidiaries delivered pursuant to Section 6.1(o) or in the most
                                                --------------
     recent financial statements delivered pursuant to Section 7.1, except those
                                                       -----------
     which have been disposed of subsequent to the date of such financial statements in the ordinary course of business.

                    (ii)  As of the Closing Date, Schedule 6.1(r) annexed hereto
                                                  ---------------
     contains a true, accurate and complete list of (A) all interests owned by such Borrower or any of its Subsidiaries in any real property and (B) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting any such interest of such Borrower or any such Subsidiary, regardless of whether such Borrower or such Subsidiary is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 6.1(r)
                                                                 ---------------
     annexed hereto, each agreement listed in clause (B) of the immediately preceding sentence is in full force and effect and such Borrower does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each of such Borrower and/or one or more of its Subsidiaries, as applicable, enforceable against such Person in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

          (s)  Liens.  Except for Liens existing on the Closing Date and
               -----
described on Schedule 6.1(s), none of the properties and assets owned by such
             ---------------
Borrower or any of its Subsidiaries is subject to any Lien, except Liens permitted pursuant to Section 10.3. No financing statement under the Uniform
                      ------------
Commercial Code of any state which names such Borrower or any of its Subsidiaries or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither such Borrower nor any of its Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed on Schedule 6.1(s). Except as may have been filed by and in favor of the
          ---------------
Administrative Agent pursuant to the terms of the Existing Credit Agreement, no effective filing covering all or part of the IP Collateral is on file in the PTO.

          (t)  Indebtedness and Guaranty Obligations.  Schedule 6.1(t) is a
               -------------------------------------   ---------------
complete and correct listing of all Indebtedness and Guaranty Obligations of such Borrower and each of its Subsidiaries as of the Closing Date. Such Borrower and each of its Subsidiaries have performed and are in compliance with all of the terms of such Indebtedness and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of any Borrower or any of its Subsidiaries exists with respect to any such Indebtedness or Guaranty Obligation. To the extent requested by the Administrative Agent, the Credit Parties have delivered to the Administrative Agent a true and complete copy of each instrument and agreement evidencing such Indebtedness and Guaranty Obligation.

          (u)  Litigation.  Part A to Schedule 6.1(u) sets forth a complete and
               ----------             ---------------
accurate list of all actions, suits or proceedings at law or in equity pending or, to the knowledge, threatened against or in any other way relating adversely to or affecting such Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority as of the Closing Date. Except as set forth on Part B to Schedule 6.1(u) as of the Closing Date, there are no actions,
                   ---------------
suits or proceedings at law or in equity pending nor, to the knowledge of such Borrower or any of its Subsidiaries, threatened against or in any other way relating adversely to or affecting such Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There are no material outstanding or unpaid judgments against such Borrower or any of its Subsidiaries.

          (v)  Absence of Defaults.  (i)  No event has occurred or is
               -------------------
continuing which constitutes a Default or an Event of Default and (ii) no event has occurred and is continuing which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by such Borrower or any of its Subsidiaries under any Material Contract (other than this Agreement) or judgment, decree or order to which such Borrower or any of its Subsidiaries is a party or by which such Borrower or any of its Subsidiaries or any of their respective properties may be bound or which would require such Borrower or any of its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor, any of which events referred to in this clause (ii) could reasonably be expected to have a Material Adverse Effect.

          (w)  Creation, Perfection and Priority of Liens.  The execution and
               ------------------------------------------
delivery of the Security Documents by the Credit Parties, together with (i) the actions taken on or prior to the date hereof pursuant to Section 5.2(d) and (ii)
                                                         --------------
the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Security Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of the Administrative Agent for the benefit of the Lenders, Interest Rate Hedgers, Existing Lender Payees and Agent Noteholder, as security for the Obligations, a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to the Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of the Administrative Agent.

          (x)  Governmental Authorizations.  No authorization, approval or other
               ---------------------------
action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of the Administrative Agent pursuant to any of the Security Documents or (ii) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 5.2
                                                                  -----------
and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

          (y)  Margin Regulations.  The pledge of the Pledged Collateral
               ------------------
pursuant to the Security Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (z)  Information Regarding Collateral.  All information supplied to
               --------------------------------
the Administrative Agent by or on behalf of any Credit Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

          (aa) Inactive Subsidiaries.  No Inactive Subsidiary conducts any
               ---------------------
business, has any assets or revenue or is obligated with respect to any liabilities.

          (bb) Deposit Accounts.  Schedule 6.1(bb) is a complete and correct
               ----------------   ----------------
listing of all Deposit Accounts of such Borrower and each of its Subsidiaries as of the Closing Date.

          (cc) Accuracy and Completeness of Information.  All written
               ----------------------------------------
information, reports and other papers and data produced by or on behalf of the Credit Parties and their Subsidiaries and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the

Administrative Agent or the Lenders by the Credit Parties in connection with the negotiation, preparation or execution of this Agreement or any other Loan Document or any Restructuring Document contains or will contain any untrue statement of a fact material to the creditworthiness of the Credit Parties or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Credit Parties are not aware of any facts not disclosed in writing to the Administrative Agent which could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.2    Survival of Representations and Warranties, etc.  All
                         -----------------------------------------------
representations and warranties set forth in this Article VI and all
                                                 ----------
representations and warranties contained in any certificate, or any Loan Document or any Restructuring Document (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date and the date of any borrowing or issuance hereunder, shall survive the Closing Date and the date of any such borrowing or issuance and shall not be waived by the execution and delivery of this Agreement or any borrowing or issuance hereunder.

                                  ARTICLE VII

                       FINANCIAL INFORMATION AND NOTICES
                       ---------------------------------

     Until all the Obligations have been paid and satisfied in full and the Credit Facility terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, each Borrower will furnish or cause to be
         -------------
furnished to the Administrative Agent at the Administrative Agent's Office set forth in Section 13.1 hereof and to the Lenders at their respective addresses as
         ------------
set forth on Schedule 1.1(b), or such other office as may be designated by the
             ---------------
Administrative Agent and the Lenders from time to time:

          SECTION 7.1    Financial Statements and Projections.
                         -------------------------------------

          (a)  Monthly Statements.  As soon as practicable and in any event
               ------------------
within twenty (20) days after the end of each calendar month ending after the Closing Date, (i) unaudited Consolidated balance sheets of PVC and its Subsidiaries as of the close of such month and (ii) unaudited Consolidated statements of income, retained earnings and cash flows for the month then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such month, and prepared by PVC in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of PVC to present fairly in all material respects the financial condition of PVC and each of its Subsidiaries as of their respective dates and the results of operations of PVC and each of its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments. As soon as available and in any event no later than twenty (20) days after the end of each month ending after the Closing Date, a separate report of rolling 13-week cash flow of PVC and its Subsidiaries as of the last day of such month for the 13-week period commencing as of such date in reasonable detail and actual statements for the previous month then ended together with a comparison of such actual statements to the Budget and projected statements for such month.

          (b)  Quarterly Financial Statements.  As soon as practicable and in
               ------------------------------
any event within forty-five (45) days after the end of each Fiscal Quarter, unaudited Consolidated balance sheets of PVC and its Subsidiaries as of the close of such Fiscal Quarter of each Fiscal Year and unaudited Consolidated statements of income, retained earnings and cash flows for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such Fiscal Quarter, and prepared by PVC in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of PVC to present fairly in all material respects the financial condition of PVC and each of its Subsidiaries as of their respective dates and the results of operations of PVC and each of its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments.

          (c)  Annual Financial Statements.  As soon as practicable and in any
               ---------------------------
event within ninety (90) days after the end of each Fiscal Year, Consolidated balance sheets of PVC and its Subsidiaries as of the close of such Fiscal Year, together with Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such Fiscal Year and certified by the chief financial officer of PVC to present fairly in all material respects the financial condition of PVC and each of its Subsidiaries as of their respective dates and the results of operations of PVC and each of its Subsidiaries for the respective periods then ended, and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and in the case of all such Consolidated financial statements, audited by and accompanied by a report thereon by an independent certified public accounting firm acceptable to the Administrative Agent that is not qualified with respect to scope limitations imposed by PVC or with respect to accounting principles followed by PVC not in accordance with GAAP.

          (d)  Annual Budgets and Adjustments.  As soon as practicable and in
               ------------------------------
any event (i) no later than forty-five (45) days prior to the end of each Fiscal Year, an annual budget and projections for PVC and its Subsidiaries for the following Fiscal Year indicating consolidated projected balance sheets, cash flows, earnings and such other items as the Administrative Agent may reasonably request, in each case for such Fiscal Year and prepared in a manner consistent with the Budget described in clause (a) of the definition thereof and (b) no later than forty-five (45) days after the end of each Fiscal Quarter, an Adjusted Budget as of the end of such Fiscal Quarter for the then current Fiscal Year.

          (e)  Other Financial Information.  Such other information regarding
               ---------------------------
the operations, business affairs and financial condition of the Credit Parties and any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request.

          SECTION 7.2  Officer's Compliance Certificate.  At each time financial
                       --------------------------------
statements are delivered pursuant to Sections 7.1(a), (b), or (c) and at such
                                     ---------------  ---     ---
other times as the Administrative Agent shall reasonably request, a certificate of a Responsible Officer of PVC in the form of Exhibit C attached hereto (an
                                               ---------
"Officer's Compliance Certificate") which shall include a written summary in
 --------------------------------
form and substance satisfactory to the Administrative Agent of all ongoing litigation relating adversely to or affecting PVC or any of its Subsidiaries or any of their respective properties accompanied by a certificate of a Responsible Officer of PVC in form and substance satisfactory to the Administrative Agent certifying that such summary is true, correct and complete.

          SECTION 7.3  Reconciliation Statements.  If, as a result of any change
                       --------------------------
in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 6.1(o), the Consolidated
                                            --------------
financial statements of PVC and its  Subsidiaries delivered pursuant to Sections
                                                                        --------
7.1(a), (b), or (c) will differ in any material respect from the Consolidated
------  ---     ---
financial statements that would have been delivered pursuant to such sections had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to Sections
                                                                     --------
7.1(a), (b), or (c) following such change, Consolidated financial statements of
------  ---     ---
PVC and its Subsidiaries for (X) the current Fiscal Year to the effective date of such change and (Y) the two (2) full Fiscal Years (other than any Fiscal Year prior to Fiscal Year 2001) immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to Sections 7.1(a), (b), or (c) following such
                                 ---------------  ---     ---
change, if required by the Administrative Agent, a written statement of the chief accounting officer or chief financial officer of PVC setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Article IX) which would have
                                                 ----------
resulted if such financial statements had been prepared without giving effect to such change;

          SECTION 7.4  Accountants' Certification.  Together with each delivery
                       ---------------------------
of Consolidated financial statements of PVC and its Subsidiaries pursuant to
Section 7.1(c) above, a written statement by the independent certified public
--------------
accountants giving the report thereon stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, and (a) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any
         --------
failure to obtain knowledge of any such Event of Default or Default that would not be disclosed in the course of their audit examination, or (b) stating that based on their audit examination nothing has come to their attention that causes them to believe that any Borrower failed to comply with the terms, covenants, provisions, or conditions of the Agreement insofar as they relate to accounting matters;

          SECTION 7.5  Accountants' Reports.  Promptly upon receipt thereof
                       ---------------------
(unless restricted by applicable professional standards), copies of all reports submitted to any Borrower by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of such Borrower and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit.

          SECTION 7.6  Notice of Litigation and Other Matters.  Prompt (but in
                       --------------------------------------
no event later than five (5) Business Days after any Credit Party obtains knowledge thereof) telephonic and written notice of:

          (a) the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or before any arbitrator against or involving any Credit Party or any of their properties, assets or businesses that (i) seeks damages in excess of $100,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Employee Benefit Plan or Multiemployer Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Employee Benefit Plan or Multiemployer Plan, or (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any obligations, responsibilities or liabilities under any Environmental Laws;

          (b) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party;

          (c) any attachment, judgment, lien, levy or order that may be assessed against or threatened against any Credit Party which could reasonably be expected to have a Material Adverse Effect;

          (d) (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any other Material Contract to which any Credit Party is a party or by which any Credit Party or any of its Subsidiaries or any of such Credit Party's or Subsidiary's respective property may be bound, or under the terms of any Indebtedness;

          (e) any violation of ERISA or any liability incurred under any Employee Benefit Plan or Multiemployer Plan;

          (f)  any event which makes any of the representations set forth in
Section 6.1 inaccurate; and
-----------

          (g) any proposed new Material Contract and any proposed amendment, change or modification to, or waiver of any provision of, or any termination of, any existing Material Contract and, no later than five (5) Business Days following the execution thereof, a copy of any new Material Contract or amendment or modification to any existing Material Contract certified by a Responsible Officer as being true, complete and correct.

          SECTION 7.7  Accounts; Monthly Aging.  As soon as practicable and in
                       -----------------------
any event within twenty (20) days after the end of each calendar month ending after the Closing Date, with respect to PVC and each of its Subsidiaries, an aging of Accounts outstanding aged from invoice due date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion.

          SECTION 7.8  SEC Filings and Press Releases.  Promptly upon their
                       -------------------------------
becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by PVC to its security holders or by any Subsidiary of PVC to its security holders other than PVC or another Subsidiary of PVC, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by PVC or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by PVC or any of its Subsidiaries to the public concerning material developments in the business of PVC and its Subsidiaries;

          SECTION 7.9  Insurance. As soon as practicable after any material
                       ----------
change in insurance coverage maintained by such Borrower or any of its Subsidiaries notice thereof to the Administrative Agent specifying the changes and reasons therefor.

          SECTION 7.10 Other Information.  With reasonable promptness, such
                       -----------------
other information and data with respect to such Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

                                 ARTICLE VIII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.12, each Borrower jointly and severally agrees that it will,
       -------------
and will cause each of its Subsidiaries to:

          SECTION 8.1  Preservation of Existence and Related Matters.  Except as
                       ---------------------------------------------
permitted by Section 10.5, preserve and maintain its separate corporate
             ------------
existence and all material rights, franchises, licenses and privileges necessary to the conduct of its business; and qualify and remain qualified and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

          SECTION 8.2  Maintenance of Property; Insurance; Application of Net
                       ------------------------------------------------------
Insurance/Condemnation Proceeds.
-------------------------------

          (a)  Maintenance of Properties.  In addition to the requirements of
               -------------------------
any of the Security Documents, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition, other than ordinary wear and tear excepted all buildings, equipment and other tangible real and personal property, and from time to time make or cause to be made all renewals, replacements and additions to such property reasonably necessary for the conduct of its business.

          (b) Insurance.  In addition to the requirements of any of the Security
              ---------
Documents, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses or as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request (i) a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby, and (ii) a certified copy of the policies of insurance. Each such policy of insurance shall (A) name the Administrative Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear and (B) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent for the benefit of the Lenders as the loss payee thereunder and provides for at least thirty (30) days prior written notice to the Administrative Agent of any modification or cancellation of such policy.

          (c)  Application of Net Insurance/Condemnation Proceeds.
               --------------------------------------------------

                    (i)   Business Interruption Insurance.  Upon receipt by such
                          -------------------------------
     Borrower or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (A) so long as no Event of Default or Default shall have occurred and be continuing, such Borrower shall deposit or cause to be deposited in the Collateral Account an amount equal to such Net Insurance/Condemnation Proceeds to be disbursed for working capital purposes in accordance with the terms of the Security and Pledge Agreement, and (B) if an Event of Default or Default shall have occurred and be continuing, such Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans as provided in
     Section 2.2(b)(ii);
     ------------------

                    (ii)  Casualty Insurance/Condemnation Proceeds.  Upon
                          ----------------------------------------
     receipt by such Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (A) so long as no Event of Default or Default shall have occurred and be continuing, such Borrower shall cause an amount equal to such Net Insurance/Condemnation Proceeds to be deposited in the Collateral Account to be disbursed by the Administrative Agent to such Borrower to repair, restore or replace the assets in respect of which such Net Insurance/Condemnation Proceeds were received or for such other purposes permitted by the terms of this Agreement and acceptable to the Administrative Agent, in each case in accordance with the terms of the Security and Pledge Agreement; provided, however that if at any time the
                                    --------  -------
     Administrative Agent reasonably determines that such repair, restoration or replacement cannot be completed with the Net Insurance/Condemnation Proceeds then held by the Administrative Agent for such purpose, together with funds otherwise available to such Borrower for such purpose, or that such repair, restoration or replacement cannot be completed within one hundred eighty (180) days after the receipt of such Net Insurance/Condemnation Proceeds, and if any such amounts remain on deposit in the Collateral Account after such one hundred eighty (180) day period, then the Administrative Agent shall, and such Borrower hereby authorizes the Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans as provided in Section 2.2(b)(ii), and (B) if an Event
                                        ------------------
     of Default or Default shall have occurred and be continuing, such Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans as provided in Section 2.2(b)(ii).
                                     ------------------

                    (iii) Net Insurance/Condemnation Proceeds Received by the
                          ---------------------------------------------------
     Administrative Agent.  Upon receipt by the Administrative Agent of any Net
     --------------------

     Insurance/Condemnation Proceeds as loss payee, the Administrative Agent shall, and such Borrower hereby authorizes the Administrative Agent to, apply such Net Insurance/Condemnation Proceeds in the manner prescribed in
     Section 2.2(b)(ii), including to prepay the Loans to the extent provided in
     ------------------
     such Section.

          SECTION 8.3  Accounting Methods and Financial Records.  Maintain a
                       ----------------------------------------
system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

          SECTION 8.4  Payment and Performance of Obligations.  Pay and perform
                       --------------------------------------
(a) all Obligations, (b) all taxes, assessments and other governmental charges that may be levied or assessed upon it or its property (other than those being contested in good faith by appropriate proceedings if (i) adequate reserves are maintained to the extent required by GAAP, (ii) no Lien shall be imposed to secure payment of such taxes, assessments or charges that are superior to the Liens securing the Obligations and (iii) none of the Collateral shall become subject to foreclosure or loss as a result of such contest), (c) all trade payables past due as of the Closing Date at the times and in the amounts set forth in the Trade Payables Budget, and (d) all other indebtedness, obligations and liabilities the failure to make payment of which could reasonably be expected to have a Material Adverse Effect.

          SECTION 8.5  Compliance With Laws and Approvals.  Observe and remain
                       ----------------------------------
in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable or necessary to the conduct of its business including, without limitation, all Environmental Laws and all Governmental Approvals required thereunder.

          SECTION 8.6  Environmental Management.  In addition to and without
                       ------------------------
limiting the generality of Section 8.5, maintain its business premises (whether
                           -----------
leased or owned in fee) free of any Hazardous Materials the removal of which is required under Environmental Laws; and adopt and maintain prudent management, disposal, clean-up and other practices as may be required by Environmental Laws for all other Hazardous Materials located on its business premises.

          SECTION 8.7  Compliance with ERISA.  In addition to and without
                       ---------------------
limiting the generality of Section 8.5, make timely payment of contributions
                           -----------
required to meet the minimum funding standards set forth in ERISA with respect to any Employee Benefit Plan; not take any action or fail to take action the result of which could be a material liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any material civil penalty under ERISA or material tax under the Code; furnish to the Administrative Agent upon the Administrative Agent's request such information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent; and operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under Section 4980B of the Code or any material liability to any qualified beneficiary as defined in
Section 4980B of the Code.

          SECTION 8.8  Compliance With Agreements.  Comply with each term,
                       --------------------------
condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, all Material Contracts, where the failure to so comply could reasonably be expected to have a Material Adverse Effect.

          SECTION 8.9  Conduct of Business.  Remain engaged primarily in the
                       -------------------
business of medical cost containment for health care payers and providers by providing integrated National Preferred Provider Organization network access, electronic claims repricing and claims and data management services and any other business reasonably related thereto, and until such time as the dissolution of each Inactive Subsidiary has been completed as described in
Section 8.13(c)(i), causing the Inactive Subsidiaries to continue to have no
------------------
assets, conduct no business and incur no liabilities.

          SECTION 8.10 Visits and Inspections.  Permit representatives of the
                       ----------------------
Administrative Agent and the Lenders, upon reasonable notice to such Borrower, from time to time during normal business hours, as often as may be reasonably requested, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its partners, principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

          SECTION 8.11 Dividends.  To the extent necessary in order that such
                       ---------
Borrower be able to make any payment required hereunder, cause its Subsidiaries to pay dividends or make other cash distributions to such Borrower.

          SECTION 8.12 Deposit Accounts and Cash Management Systems.  Establish
                       ---------------------------------------------
and maintain the cash management systems (the "Cash Management Systems")
                                               -----------------------
described below:

          (a) Such Borrower shall not, nor shall it permit any of its Subsidiaries to, establish or maintain any Deposit Account with any financial institutions other than the Administrative Agent or a Lender.

          (b) Such Borrower shall use and maintain each Deposit Account established with the Administrative Agent or a Lender, as the case may be, in a manner reasonably satisfactory to the Administrative Agent, and, no later than thirty (30) days after the Closing Date (which date may be extended by the Administrative Agent, in its sole discretion), to the extent required by the Administrative Agent, shall have entered into Cash Management Letters with the Administrative Agent or a Lender, as the case may be, in respect of such Deposit Account in form and substance reasonably satisfactory to the Administrative Agent.

          (c) From and after the Closing Date, such Borrower shall deposit, and cause each of its Subsidiaries to deposit, on each Business Day, all Daily Receipts into the applicable Deposit Account.

          SECTION 8.13 Dissolution of Inactive Subsidiaries; Pledge of Stock of
                       --------------------------------------------------------
Inactive Subsidiaries.
---------------------

          (a)  As soon as practicable and in any event no later than fifteen
(15) Business Days following the Closing Date, PVC shall have delivered to the Administrative Agent evidence satisfactory to it that PVC and its Subsidiaries shall have taken all action necessary to commence the dissolution of each Inactive Subsidiary, which actions shall include, without limitation, the adoption of resolutions by the Board of Directors or managing member, as the case may be, of each Inactive Subsidiary and of written consents of the stockholders or members, as the case may be, of each Inactive Subsidiary, in each case authorizing the dissolution of such Inactive Subsidiary and, to the extent applicable, the filing of with the relevant Governmental Authority of applications for tax clearance, certificates of dissolution and/or plans of dissolution with respect to each Inactive Subsidiary. PVC agrees to pursue diligently, and to cause each relevant Subsidiary to pursue diligently, the dissolution of each Inactive Subsidiary.

          (b) If any Governmental Authority notifies PVC or any of its Subsidiaries that dissolution of such Inactive Subsidiary may not be consummated for any reason, or if any action or inaction by any Governmental Authority could reasonably lead to such a conclusion, PVC shall promptly notify the Administrative Agent of such determination or conclusion and, as soon as practicable and in any event no later than fifteen (15) Business Days following such determination or conclusion, PVC and the applicable Inactive Subsidiary shall execute and deliver (i) counterparts to each Security Document as may be reasonably requested by the Administrative Agent, and in form and substance satisfactory to the Administrative Agent, in order to ensure that PVC and such Inactive Subsidiary, as the case may be, shall have granted security interests in substantially all assets of such Inactive Subsidiary pursuant to such Security Documents and (ii) certificates (which certificates shall be accompanied by irrevocable undated stock or transfer powers, duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing all capital stock or membership interests pledged pursuant to such Security Documents, together with such legal opinions and other documents as may be reasonably required by the Administrative Agent.

          (c) Notwithstanding anything herein to the contrary, no later than December 31, 2002 PVC shall have either (i) consummated the dissolution of each Inactive Subsidiary and the distribution of their remaining assets (if any) to PVC pursuant to documentation in form and substance satisfactory to the Administrative Agent or (ii) executed and delivered, and caused each Inactive Subsidiary to execute and deliver, each of the items set forth in clauses (i) and (ii) of Section 8.13(b).
            ---------------

          SECTION 8.14 Payment of Outstanding Professional Fees.  In addition to
                       ----------------------------------------
and not by limiting Section 5.2(g), pay the Outstanding Professional Fees at the
                    --------------
times, in the amounts and to the Persons specified on Part B to Schedule 5.2(g).
                                                                ---------------

          SECTION 8.15 Further Assurances.  Make, execute and deliver all such
                       ------------------
additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

                                  ARTICLE IX

                              FINANCIAL COVENANTS
                              -------------------

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, the Borrowers shall not breach or fail to comply with
   -------------
any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

          SECTION 9.1    Minimum Fixed Charge Coverage Ratio. PVC and its
                         -----------------------------------
Subsidiaries on a consolidated basis shall not permit the Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter for the Fiscal Quarter then ended, commencing with the Fiscal Quarter ending March 31, 2002, to be less than 1.0:1.0.

          SECTION 9.2    Minimum EBITDA. PVC and its Subsidiaries on a
                         --------------
consolidated basis shall not permit EBITDA as of the last day of each calendar month set forth below for the calendar month then ended to be less than the following:

                         Period                         Minimum EBITDA
                         ------                         --------------

           Calendar Month Ending January 31, 2002         $  539,906
           Calendar Month Ending February 28, 2002        $  415,390
           Calendar Month Ending March 31, 2002           $  809,046
           Calendar Month Ending April 30, 2002           $  889,799
           Calendar Month Ending May 31, 2002             $  947,280
           Calendar Month Ending June 30, 2002            $  889,428
           Calendar Month Ending July 31, 2002            $  711,647
           Calendar Month Ending August 31, 2002          $  786,950
           Calendar Month Ending September 30, 2002       $  926,861
           Calendar Month Ending October 31, 2002         $  951,499
           Calendar Month Ending November 30, 2002        $1,007,525
           Calendar Month Ending December 31, 2002        $  980,632
           Each Calendar Month thereafter                 $1,000,000

; provided, that to the extent that actual EBITDA for a calendar month exceeds
  --------
the amount of EBITDA required for such calendar month, the excess shall be permitted to be carried over to the immediately succeeding calendar month (the "EBITDA Carry Over Amount") for the purpose of satisfying the amount of EBITDA
 ------------------------
required for such calendar month; provided, however, that the EBITDA Carry Over
                                  --------  -------
Amount may only be carried forward for two (2) consecutive calendar months and not beyond.

          SECTION 9.3   Maximum Capital Expenditures. PVC and its Subsidiaries
                        ----------------------------
on a consolidated basis shall not make or incur any Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                                Maximum
                Period                                    Capital Expenditures
                ------                                    --------------------
          Fiscal Quarter Ending March 31, 2002                 $150,000
          Fiscal Quarter Ending June 30, 2002                  $225,000
          Fiscal Quarter Ending September 30, 2002             $250,000
          Fiscal Quarter Ending December 31, 2002              $375,000
          Fiscal Quarter Ending March 31, 2003 and each
          Fiscal Quarter thereafter                            $250,000

; provided that to the extent that Capital Expenditures permitted for any such
  --------
Fiscal Quarter exceed actual Capital Expenditures for such Fiscal Quarter, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Quarter (the "Capital Expenditures Carry Over Amount") in addition to the
                     --------------------------------------
amount otherwise permitted; provided, however, that all amounts used for Capital
                            --------  -------
Expenditures in any Fiscal Quarter shall be deemed to count first against any Capital Expenditures Carry Over Amount and then against any remaining amount permitted for any such Fiscal Quarter; provided further, however, that in no
                                       -------- -------  -------
event shall (a) the Capital Expenditure Carry Over Amount exceed $250,000 or (b) the aggregate amount of Capital Expenditures for any twelve (12) month period exceed $1,000,000.

          SECTION 9.4  Maximum Extraordinary Expenses.  PVC and its Subsidiaries
                       ------------------------------
on a consolidated basis shall not make or incur any Extraordinary Expenses in any Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2002 in an aggregate amount in excess of $250,000; provided that to the extent that
                                           --------
Extraordinary Expenses permitted for any such Fiscal Quarter exceed actual Extraordinary Expenses for such Fiscal Quarter, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Quarter (the "Extraordinary
                                                                   -------------
Expenses Carry Over Amount") in addition to the amount otherwise permitted;
--------------------------
provided, however, that all amounts used for Extraordinary Expenses in any
--------  -------
Fiscal Quarter shall be deemed to count first against any Extraordinary Expenses Carry Over Amount and then against any remaining amount permitted for any such Fiscal Quarter; provided further, however, that in no event shall (a) the
                -------- -------  -------
Extraordinary Expenses Carry Over Amount exceed $250,000 or (b) the aggregate amount of Extraordinary Expenses for any twelve (12) month period exceed $1,000,000.

                                   ARTICLE X

                              NEGATIVE COVENANTS
                              ------------------

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, each Borrower jointly and severally agrees as to all
   -------------
Borrowers that from and after the date hereof such Borrower shall not, nor shall it permit any of its Subsidiaries to:

          SECTION 10.1 Limitations on Indebtedness.  Create, incur, assume or
                       ---------------------------
suffer to exist, directly or indirectly, any Indebtedness other than:

          (a)  the Obligations;

          (b) existing Indebtedness described as of the Closing Date on Part B to Schedule 6.1(t) hereto and not otherwise permitted pursuant to this Section
   ---------------                                                     -------
10.1 or Section 10.2 (but no extensions, increases, renewals, refinancings or
----    ------------
modifications thereof);

          (c) Indebtedness under any Hedging Agreement reasonably acceptable to the Administrative Agent;

          (d)  Indebtedness under the Agent Note and the Additional Note; and

          (e) so long as at the time of incurrence thereof no Default or Event of Default has then occurred or is continuing or would be caused thereby, PVC may from time to time following the Closing Date issue debt Securities subordinate in right and time of payment to the Obligations (the "Additional
                                                                  ----------
Subordinated Indebtedness"), provided that (i) such Additional Subordinated
-------------------------    --------
Indebtedness is unsecured, (ii) the maturity of such Additional Subordinated Indebtedness is no earlier than May 31, 2005, (iii) such Additional Subordinated Indebtedness includes representations and warranties, covenants, events of default and other provisions that are not more restrictive or burdensome to PVC than any other Subordinated Indebtedness, (iv) the subordination provisions of such Additional Subordinated Indebtedness are no less favorable to the Lenders than the subordination provisions of any other Subordinated Indebtedness, (v) the mandatory redemption, retirement, sinking fund or payment provisions of such Additional Subordinated Indebtedness do not require redemption, repurchase or payment of any amount at any time prior to May 31, 2005, (vi) such Additional Subordinated Indebtedness is issued pursuant to documentation in form and substance satisfactory to the Administrative Agent and Required Lenders, (vii) Borrowers can demonstrate in form and substance satisfactory to Administrative Agent that, immediately after giving effect to such Additional Subordinated Indebtedness, PVC and its Subsidiaries on a Consolidated basis shall have a Senior Leverage Ratio of not greater than 2:1, and (viii) Borrowers apply the Net Securities Proceeds of such Additional Subordinated Indebtedness to (X) redeem the Series C Preferred Stock in whole but not in part pursuant to the terms of the PVC Series C Certificate of Designation and (Y) prepay the Loans pursuant to Section 2.2(b)(ii)(C) to the extent required thereby.
            ---------------------

          SECTION 10.2  Limitations on Guaranty Obligations. Other than Guaranty
                        -----------------------------------
Obligations created by the Loan Documents, create, incur, assume or suffer to exist, directly or indirectly, any Guaranty Obligations, except indemnity obligations under surety or fidelity insurance coverage (i) set forth on Part A to Schedule 6.1(t) and (ii) incurred in the ordinary course of business;
   ---------------
provided that the aggregate amount of such indemnity obligations pursuant to
--------
clauses (i) and (ii) does not exceed $1,000,000.

          SECTION 10.3  Liens and Related Matters.
                        -------------------------

          (a)  Prohibition on Liens.  Create, incur, assume or permit to exist,
               --------------------
directly or indirectly, any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except:

               (i) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

               (ii) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business (x) which are not overdue for a period of more than thirty (30) days or (y) which are being contested in good faith and by appropriate proceedings;

               (iii) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar claims or to secure the performance of tenders, bids, contracts, statutory obligations and other similar obligations;

               (iv) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

               (v) Liens in favor of the Administrative Agent for the benefit of itself and the Lenders, Interest Rate Hedgers, Existing Lender Payees and Agent Noteholder arising under the Loan Documents;

               (vi)  Liens not otherwise permitted by this Section 10.3 and in
                                                          ------------
     existence on the Closing Date (x) listed on Schedule 6.1(s) and (y) which
                                                 ---------------
     may be reflected on the Lien search reports to be delivered to the Administrative Agent and the Lenders after the Closing Date as described on
     Schedule 6.1(s) to the extent that such Liens evidence the interests of
     ---------------
     lessors under Capital Leases (as long as the corresponding Capital Lease Obligation is otherwise permitted hereunder) and operating leases, in each case in the property subject to such lease, and such other Liens as permitted by the Administrative Agent and Required Lenders; and

               (vii) extensions, renewals or replacements of any Lien referred to in clauses (i) through (vi) above provided that such extension, renewal
                                          --------
     or replacement is limited to the property originally encumbered thereby.

          (b) No Further Negative Pledges.  Enter into any agreement
              ---------------------------
prohibiting the creation or assumption of any Lien upon any of their respective properties or assets, whether now owned or hereafter acquired, except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale.

          (c) No Restrictions on Subsidiary Distributions to the Borrowers
              ------------------------------------------------------------
or Other Subsidiaries. Except as provided herein, create or otherwise cause or
---------------------
suffer to exist or become
effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock or other equity interests owned by such Borrower or any other Subsidiary of such Borrower, (ii) repay or prepay any Obligation owed by such Subsidiary to such Borrower or any other Subsidiary of such Borrower, (iii) make loans or advances to such Borrower or any other Subsidiary of such Borrower or (iv) transfer any of its property or assets to such Borrower or any other Subsidiary of such Borrower.

          SECTION 10.4  Limitations on Loans, Advances, Investments and
                        -----------------------------------------------
Acquisitions.  Purchase, own, invest in or otherwise acquire, directly or
------------
indirectly, any capital stock, partnership or joint venture interests or any other Securities of any other Person (including without limitation the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a material portion of the assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist any loans, advances or extensions of credit to, or any accounts or notes receivable from, or any investment in cash or by delivery of property in, any Person; or enter into any commitment or option in respect of the foregoing, except:

          (a) investments in treasury bills, certificates of deposits and bankers acceptances of banks with capital and surplus in excess of $500,000,000, open market commercial paper maturing within ninety (90) days and having the highest or second highest rating of either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, a Division of McGraw-Hill Corporation, (provided that the fair market value of any investment in such commercial paper
 --------
having the second highest rating of Moody's Investor Service or third highest rating of Standard & Poor's Ratings Group, a Division of McGraw-Hill Corporation shall not exceed ten percent (10%) of the fair market value of all commercial paper investments permitted by this paragraph (b)), commercial paper and governmental securities repurchase obligations issued by banks with capital and surplus in excess of $500,000,000 and money market mutual funds and accounts containing solely the investments permitted under this clause (a);

          (b) to the extent existing on the date hereof, (i) investments in Subsidiary Guarantors and (ii) investments in the Inactive Subsidiaries and Retail Card and the other loans advances and investments set forth in Schedule
                                                                      --------
10.4, provided that neither such Borrower nor any of its Subsidiaries shall at
----  --------
any time be obligated to any Person with respect to the assets, activities or liabilities of Retail Card or any Inactive Subsidiary; provided further that,
                                                       -------- -------
each Inactive Subsidiary shall be wound down and dissolved no later than December 31, 2002 pursuant to Section 8.13(c)(i) and Retail Card shall be
                              ------------------
dissolved no later than December 31, 2002.

          (c)  trade accounts created in the ordinary course of business;

          (d) deposits for utilities under security deposits, leases and similar prepaid expenses incurred in the ordinary course of business; and

          (e) loans and advances to employees (i) in connection with reasonable travel and business expenses in the ordinary course of business in an aggregate amount not in excess of $50,000 outstanding at any time or (ii) as permitted by
Section 10.9.
------------

          SECTION 10.5  Limitations on Mergers and Liquidation. Merge,
                        --------------------------------------
consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself or suffer any liquidation or dissolution except any Wholly-Owned Subsidiary of such Borrower may merge into any Borrower or with any other Wholly-Owned Subsidiary thereof (provided that a Credit Party
                                                   --------
is the surviving entity), provided that in no event shall PVSI merge into PVC.
                          --------

          SECTION 10.6  Restrictions on Sale of Assets, etc. Sell, lease,
                        -----------------------------------
transfer, assign, exchange or otherwise dispose of any of its assets (including, without limitation, accounts receivable and any transaction the primary purpose of which is to accomplish the sale-leaseback of any asset) or liquidate, dissolve or enter into any transaction for the purpose of winding up its business affairs other than (a) the sale of obsolete assets no longer used in the business of such Borrower or applicable Subsidiary having a fair market value not in excess of $100,000 in the aggregate and (b) with the prior written consent of Required Lenders, sales of other assets (each, an "Asset Sale") the
                                                              ----------
proceeds of which Asset Sales shall be applied as required by Section
                                                              -------
2.2(b)(ii)(A) or Section 4.4.
------------     -----------

          SECTION 10.7  Limitations on Restricted Payments. Directly or
                        ----------------------------------
indirectly declare, order, pay, make or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of such Borrower now or hereafter outstanding, except (i) a dividend payable solely in shares of that class of stock to the holders of that class and
(ii) so long as no Default or Event of Default has then occurred or is continuing, a required payments of cash dividends due to the holders of the Series C Preferred Stock pursuant to the terms of the PVC Series C Certificate of Designation, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of such Borrower now or hereafter outstanding, provided that,
                                                                  --------
so long as no Default or Event of Default has then occurred or is continuing, PVC may redeem the Series C Preferred Stock in whole but not in part pursuant to the terms of the PVC Series C Certificate of Designation, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of such Borrower now or hereafter outstanding, and (d) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

          SECTION 10.8  Limitations on Exchange and Issuance of Capital Stock.
                        -----------------------------------------------------
Issue, sell or otherwise dispose of any class or series of capital stock (other than the issuance of the Series C Preferred Stock on the Closing Date pursuant to the Preferred Stock Issuance and Restructuring Agreement) or similar equity interests that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Indebtedness or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

          SECTION 10.9  Transactions with Affiliates. Directly or indirectly,
                        ----------------------------
(a) make any loan or advance to, or purchase, assume or guarantee any note or other obligation to or from, any of its officers, partners or other Affiliates, or to or from any member of the immediate family of any of its officers, partners or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except with respect to each such clause (a) and (b) pursuant to the reasonable requirements of its business (it being hereby agreed that loans to executive officers of such Borrower or its Subsidiaries not to exceed at any one time in an aggregate outstanding principal amount of $100,000 are pursuant to the reasonable requirements of such Borrower's business) and upon fair and reasonable terms that are fully disclosed to the Administrative Agent and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

          SECTION 10.10  Certain Accounting Changes. Change its Fiscal Year end,
                         --------------------------
or make any change in its accounting treatment and reporting practices for the purposes of compliance with the Loan Documents, subject to the provisions of
Section 13.10.
-------------

          SECTION 10.11  Restrictive Agreements. Enter into any agreement which
                         ----------------------
contains any covenants materially more restrictive than the provisions of Articles VIII, IX and X hereof, or which restricts, limits or otherwise
-------------  --     -
encumbers its ability to incur Liens on or with respect to any of its assets.

          SECTION 10.12  Material Contracts. Without the prior written consent
                         ------------------
of Required Lenders, amend, modify, cancel, terminate or otherwise make any change (a) in any Restructuring Document or (b) to the extent such amendment, modification, cancellation, termination or change could reasonably be expected to have a Material Adverse Effect, any other Material Contract or the terms of any Indebtedness.

          SECTION 10.13  Sales and Lease-Backs. Become or remain liable as
                         ---------------------
lessee or as a guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) that such Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than such Borrower or any of its Subsidiaries) or (b) that such Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by such Borrower or any of its Subsidiaries to any Person (other than such Borrower or any of its Subsidiaries) in connection with such lease.

          SECTION 10.14  Conduct of Business. From and after the Closing Date,
                         -------------------
engage in any business other than the businesses engaged in by such Borrower and its Subsidiaries on the Closing Date and similar or related businesses. Until such time as the dissolution of each Inactive Subsidiary has been completed as described in Section 8.13(c)(i), notwithstanding anything in this Agreement to
             ------------------
the contrary, such Borrower shall not permit any Inactive Subsidiary to engage in any business, acquire any assets or become obligated with respect to any liabilities.

          SECTION 10.15  Organizational Documents. Without the prior written
                         ------------------------
consent of Required Lenders, amend its (a) articles of organization or certificate of formation, as applicable, or (b) bylaws or operating agreement or other equivalent, if applicable.

          SECTION 10.16  Excess Cash Flow. After application of fifty percent
                         ----------------
(50%) of Excess Cash Flow to prepay the Loans as set forth in Section
                                                              -------
2.2(b)(ii)(E), permit an amount in excess of twenty-five percent (25%) of Excess
-------------
Cash Flow to be used for any other purpose other than working capital needs, it being understood that the remaining twenty-five percent (25%) of Excess Cash Flow may be used for general corporate purposes.

                                  ARTICLE XI

                             DEFAULT AND REMEDIES
                             --------------------

          SECTION 11.1   Events of Default. Each of the following shall
                         -----------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

          (a)  Default in Payment of Principal of Loans and Reimbursement
               ----------------------------------------------------------
Obligations. Any Borrower shall default in any payment of principal of any Loan,
-----------
Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration, notice of voluntary prepayment, mandatory prepayment or otherwise).

          (b)  Other Payment Default. Any Borrower shall default in the payment
               ---------------------
when and as due (whether at maturity, by reason of notice of voluntary prepayment, mandatory prepayment, acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation (other than as specifically provided for otherwise in Section 11.1(a)) and such
                                                      ---------------
default shall continue unremedied for three (3) Business Days after the due date thereof, or, solely with respect to a default in the payment of Outstanding Professional Fees pursuant to Section 8.14, such default shall continue
                              ------------
unremedied for five (5) Business Days after the due date thereof.

          (c)  Misrepresentation. Any representation or warranty made or deemed
               -----------------
to be made by any Credit Party under this Agreement, any Loan Document or Security Document, or any amendment supplement or other modification hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

          (d)  Default in Performance of Certain Covenants. Any Credit Party
               -------------------------------------------
shall (i) default in the performance or observance of any covenant or agreement contained in Sections 2.5, 7.1, 7.2, 7.6(d), 8.13(c) or Articles IX or X of this
             ------------  ---  ---  ------  -------    -----------    -
Agreement or (ii) default in any material respect of the performance or observance of any covenant or agreement contained in Section 9 of the Security and Pledge Agreement.

          (e)  Default in Performance of Other Covenants and Conditions. Any
               --------------------------------------------------------
Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan
                                            ------------
Document and such default shall continue for a period of thirty (30) days after the earlier of (i) an officer of such Credit Party becoming aware of such default and (ii) written notice thereof has been given to the Borrowers by the Administrative Agent.

          (f)  Indebtedness Cross-Default. Any Credit Party shall (i) default in
               --------------------------
the payment of any Indebtedness (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which is in excess of $100,000 beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which is in excess of $100,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or the Administrative Agent on behalf of such holder or holders) to cause, with the giving or receiving of notice, lapse of time, or both, or otherwise, any such Indebtedness to become due prior to its stated maturity.

          (g)  Other Cross-Defaults; Cancellation and Termination. Any Borrower
               --------------------------------------------------
or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract (other than this Agreement) the breach of which could reasonably be expected to have a Material Adverse Effect. Any Borrower shall default in the payment when due of any obligation under the Additional Note. Any party to any Director Subordination Agreement or the NJK/Centra Side Letter (in each case, other than Wachovia, as Administrative Agent (as defined in each such agreement)) shall default in the performance or observance of any obligation or condition of such agreement to which it is a party. Any agreement to which such Borrower or any Subsidiary thereof is a party or any group of such agreements which individually or in the aggregate generated an amount equal to or greater than ten percent (10%) of the Total Revenue of PVC and its Subsidiaries (determined on a consolidated basis) for the Fiscal Quarter ending on or most recently ended prior to any date of determination shall be canceled or terminated during the term of the Credit Facility.

          (h)  Change of Control. (i) PVC shall cease to own beneficially and
               -----------------
control one hundred percent (100%) of the economic and voting rights associated with all of the stock or other equity securities of PVSI and each of its other Subsidiaries free and clear of any Liens (except as created by the Security and Pledge Agreement or and except pursuant to an Asset Sale permitted under Section
                                                                         -------
10.6), or (ii) any person or group of persons (within the meaning of Section
----
13(d) of the Securities Exchange Act of 1934, as amended) other than DePrince and the holders of Series C Preferred Stock shall obtain ownership or control in one or more series of transactions of more than twenty percent (20%) of the voting power of PVC entitled to vote in the election of members of the board of directors of PVC or more than such percentage of the issued and outstanding common stock of PVC (except as contemplated by the PVC Series C Certificate of Designation or the Stockholders Agreement).

          (i)  Voluntary Bankruptcy Proceeding. Any Credit Party shall (i)
               -------------------------------
commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due;
(vi) make a general assignment for the benefit of creditors; or (vii) take any corporate or similar action for the purpose of authorizing any of the foregoing.

          (j)  Involuntary Bankruptcy Proceeding. A case or other proceeding
               ---------------------------------
shall be commenced against any Credit Party in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for the adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any such Person or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of thirty (30) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

          (k)  Failure of Agreements. Any material provision of this Agreement
               ---------------------
or of any other Loan Document or Restructuring Document shall for any reason cease to be valid and binding on any Credit Party or shall be declared null and void, or any Credit Party shall so state in writing, or shall deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Loan Document to which it is a party, or any Security Document shall for any reason cease to create a valid and perfected First Priority Lien on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

          (l)  Judgment or Attachment. Any final judgments or orders for the
               ----------------------
payment of money which exceed $100,000 in amount individually or in the aggregate shall be entered against any Credit Party by any court or warrants or writs of attachment or execution or similar processes shall be issued against any property of any Credit Party which exceeds $100,000 in value individually or in the aggregate and such judgments or order warrants or processes as applicable, shall continue undischarged or unstayed for a period of forty-five
(45) days.

          SECTION 11.2  Remedies. Upon the occurrence of an Event of Default,
                        --------
with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers:

          (a)  Acceleration; Termination of Facilities. Declare the principal of
               ---------------------------------------
and interest on the Loans and the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder; provided, that
                                                                 --------
upon the occurrence of an Event of Default specified in Section 11.1(i) or (j),
                                                        ---------------    ---
the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

          (b)  Letters of Credit. With respect to all Letters of Credit with
               -----------------
respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrowers at such time to deposit in the Collateral Account an amount equal to one hundred five percent (105%) of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts deposited under this Section 11.2(b) and held in the
                                                ---------------
Collateral Account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations in each case in accordance with the Security and Pledge Agreement.

          (c)  Rights of Collection. Exercise on behalf of the Lenders all of
               --------------------
its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

          SECTION 11.3  Rights and Remedies Cumulative; Non-Waiver; etc. The
                        -----------------------------------------------
enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                  ARTICLE XII

                             ADMINISTRATIVE AGENT
                             --------------------

          SECTION 12.1  Appointment.
                        -----------

          (a)  Appointment of Administrative Agent. Each of the Lenders hereby
               -----------------------------------
irrevocably designates and appoints Wachovia as the Administrative Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes Wachovia as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

          (b)  Appointment of Supplemental Collateral Agents. It is recognized
               ---------------------------------------------
that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as
                   -----------------------------
"Supplemental Collateral Agents").
 ------------------------------

     In the event that the Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 12 and Section 13.2 that refer to the
                       ----------     ------------
Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

     Should any instrument in writing from any Borrower or any other Credit Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrowers shall, or shall cause such Credit Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.

          SECTION 12.2  Delegation of Duties. The Administrative Agent may
                        --------------------
execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

          SECTION 12.3  Exculpatory Provisions. Neither the Administrative Agent
                        ----------------------
nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Credit Parties.

          SECTION 12.4  Reliance by the Administrative Agent. The Administrative
                        ------------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.11 hereof. The Administrative Agent
                               -------------
shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and all future holders of the Notes.

          SECTION 12.5  Notice of Default. The Administrative Agent shall not be
                        -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent
                      --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

          SECTION 12.6  Non-Reliance on the Administrative Agent and Other
                        --------------------------------------------------
Lenders. Each Lender expressly acknowledges that neither the Administrative
-------
Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

          SECTION 12.7  Indemnification. The Lenders agree to indemnify the
                        ---------------
Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrowers or the Subsidiary Guarantors and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of
                      --------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the
                                   ------------
Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

          SECTION 12.8  The Administrative Agent in Its Individual Capacity. The
                        ---------------------------------------------------
Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          SECTION 12.9  Resignation of the Administrative Agent; Successor
                        --------------------------------------------------
Administrative Agent. Subject to the appointment and acceptance of a successor
--------------------
as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall
                                                          ------------
continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

          SECTION 12.10 Security Documents and Guaranties. Each Lender hereby
                        ---------------------------------
further authorizes the Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Security Document as secured party and to be the agent for and representative of Lenders, and each Lender agrees to be bound by the terms of each Security Document; provided that the Administrative Agent
                                     --------
shall not (a) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Security Document or (b) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Security Document), in each case without the prior consent of the Required Lenders (or, if required pursuant to Section 13.12, all Lenders); provided further, however, that,
            -------------                ----------------  -------
without further written consent or authorization from Lenders, the Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which the Required Lenders have otherwise consented or (ii) release any Subsidiary Guarantor from the Subsidiary Guaranty Agreement if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of any Borrower) pursuant to a sale or other disposition permitted hereunder or to which the Required Lenders have otherwise consented.

                                 ARTICLE XIII

                                 MISCELLANEOUS
                                 -------------

          SECTION 12.3  Notices.
                        -------

          (a)  Method of Communication. Except as otherwise provided in this
               -----------------------
Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested; provided that notices to the
                                          --------
Administrative Agent shall not be effective until received. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

          (b)  Addresses for Notices. Notices to any party shall be sent to it
               ---------------------
at the following addresses, or any other address as to which all the other parties are notified in writing.

     If to the Borrowers:      PlanVista Corporation
                               PlanVista Solutions, Inc.
                               4010 Boy Scout Blvd., Suite 200
                               Tampa, Florida  33607
                               Attention: Phillip S. Dingle, Chairman, Chief
                                 Executive Officer
                               Telephone No.: 813/353-2300
                               Telecopy No.: 813/353-2321

     With a copy to:           Fowler White Boggs Banker P.A.
                               501 East Kennedy Blvd.
                               Tampa, Florida 33601
                               Attention: David C. Shobe, Esquire
                               Telephone No.: 813/228-7411
                               Telecopy No.: 813/229-9401

     If to Wachovia as         Wachovia Bank, National Association
     Administrative Agent:     One Wachovia Center, TW-10
                               301 South College Street
                               Charlotte, North Carolina 28288-0608
                               Attention: Syndication Agency Services
                               Telephone No.: 704/374-2698
                               Telecopy No.: 704/383-0288

         With a copy to:      The address of Wachovia set forth on Schedule
                                                                   --------
                              1.1(b) hereto; and
                              ------


                              O'Melveny & Myers LLP
                              153 East 53rd Street
                              New York, New York 10022-4611
                              Attention: Adam Harris, Esquire
                              Telephone No.: 212/326-2182
                              Telecopy No.: 212/326-2061

         If to any Lender:    To the Address set forth on Schedule 1.1(b) hereto
                                                          ---------------

               (c)  Administrative Agent's Office. The Administrative Agent
                    -----------------------------
hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and the Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

               SECTION 13.2   Expenses; Indemnity.
                              -------------------

               (a)  Expenses.  The Borrowers agree to (i) promptly pay all
                    --------
out-of-pocket expenses of the Administrative Agent in connection with: (A) the preparation, execution and delivery of this Agreement, each other Loan Document and each Restructuring Document, whenever the same shall be executed and delivered, including without limitation all out-of-pocket due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent,
(B) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement, any other Loan Document or any Restructuring Document, including without limitation reasonable fees and disbursements of the financial advisors to and counsel for the Administrative Agent, (C) all the costs of furnishing all opinions by counsel for the Borrowers (including any opinions requested by the Administrative Agent or Lenders as to any legal matters arising hereunder) and of each Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; and (D) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of the Administrative Agent on behalf of Lenders pursuant to any Security Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and reasonable fees, expenses and disbursements of counsel to the Administrative Agent and of counsel providing any opinions that the Administrative Agent or Required Lenders may request in respect of the Security Documents or the Liens created pursuant thereto; and (ii) promptly pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes or any other Loan Document (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty Agreement) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings, in each case including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons.

          (b)  Indemnity. Each Borrower, jointly and severally, agrees to
               ---------
defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not any such Person shall be designated as a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document or any Restructuring Document or the transactions contemplated hereby or thereby, the Loans or Letters of Credit or the use of the proceeds thereof, any claim under Environmental Laws or any Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any Borrower or any of its Subsidiaries, in each case including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. In addition, each Borrower, jointly and severally, agrees to pay all out-of-pocket expenses of the Administrative Agent in connection with prosecuting or defending any claim in any way arising out of, related to, connected with, or enforcing any provision of, this Agreement, any of the other Loan Documents or any Restructuring Document, which expenses shall include the fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent and the Lenders.

          SECTION 13.3  Stamp and Other Taxes. The Borrowers will pay any and
                        ---------------------
all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the other Loan Documents or the perfection of any rights thereunder.

          SECTION 13.4  Set-off. In addition to any rights now or hereafter
                        -------
granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.11 are hereby authorized by the Borrowers at any time or from
     -------------
time to time, without prior notice to the Borrowers or to any other Person, any such prior notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured excluding government securities required by Applicable Law to be held as security for worker's compensation and similar) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative

Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or
             ------------
unmatured.

          SECTION 13.5  Governing Law. THIS AGREEMENT, THE NOTES AND THE OTHER
                        -------------
LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

          SECTION 13.6  Consent to Jurisdiction. EACH BORROWER HEREBY
                        -----------------------
IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA, IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN
SECTION 13.1. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE IN THIS SECTION 13.6. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. NOTHING IN THIS SECTION 13.6 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

          SECTION 13.7  Waiver of Jury Trial; Binding Arbitration.
                        -----------------------------------------

          (a)  Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE
               ----------
ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY IRREVOCABLY WAIVE, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE

OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing of any and all Disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          (b)  Binding Arbitration. Upon demand of any party, whether made
               -------------------
before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement, the Notes or any other Loan Documents ("Disputes"), between or among parties to this
                                    --------
Agreement, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and
            -----------------
Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et
                                                                          --
seq. of the Arbitration Rules shall be applicable to claims of less than
---
$1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

          (c)  Preservation of Certain Remedies. Notwithstanding the preceding
               --------------------------------
binding arbitration provisions, the parties hereto and to the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

          SECTION 13.8   Marshalling; Reversal of Payments. Neither the
                         ---------------------------------
Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral for any Borrower's benefit which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

          SECTION 13.9   Injunctive Relief; Punitive Damages.
                         -----------------------------------

          (a) Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its respective obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          (b) The Administrative Agent, the Lenders and each Borrower (on behalf of itself and its Subsidiaries) hereby agree that the Borrowers shall not have a remedy of punitive or exemplary damages against any other party to a Loan Document and each Borrower hereby waives any right or claim to punitive or exemplary damages that it may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

     Each Borrower shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and each Borrower hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

          SECTION 13.10  Accounting Matters. All financial and accounting
                         ------------------
calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by any Borrower or any Subsidiary of a Borrower to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrowers' certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

          SECTION 13.11  Successors and Assigns; Participations.
                         --------------------------------------

          (a)  Benefit of Agreement. This Agreement shall be binding upon and
               --------------------
inure to the benefit of each Borrower, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that each Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b)  Assignment by the Lenders. Each Lender may, with the consent of
               -------------------------
the Administrative Agent, which consent shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Commitments, Letters of Credit or participations therein, Loans or other obligations at the time owing to it and the Notes held by it); provided that:
--------

               (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

               (ii) if less than all of the assigning Lender's Commitments, Loans, Letters of Credit or participations therein and other Obligations of such assigning Lender hereunder is to be assigned, the portion so assigned shall not be less than $2,000,000;

               (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit D
                                                               ---------
     attached hereto (an "Assignment and Acceptance"), together with any Note or
                          -------------------------
     Notes subject to such assignment;

               (iv) such assignment shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

               (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,500 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon
                                --------
     any assignment by a Lender to an Affiliate thereof.

     Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

          (c)  Rights and Duties Upon Assignment. By executing and delivering an
               ---------------------------------
Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

          (d)  Register. The Administrative Agent shall maintain a copy of each
               --------
Assignment and Acceptance delivered to it and record the information contained therein in the Register.

          (e)  Issuance of New Notes. Upon its receipt of an Assignment and
               ---------------------
Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit D:
                                                                  ---------

                    (i)   accept such Assignment and Acceptance;

                    (ii) record the information contained therein in the Register;

                    (iii) give prompt notice thereof to the Lenders and the Borrowers; and

                    (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

     Within five (5) Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Notes, a new Term Note to the order of such Eligible Assignee in amounts equal to the Term Loans assumed by it pursuant to such Assignment and Acceptance and a new Term Note to the order of the assigning Lender in an amount equal to the Term Loans retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the corresponding aggregate principal amounts of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

          (f)  Participations. Each Lender may sell participations to one or
               --------------
more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Commitments, Letters of Credit or participations therein, Loans or other obligations at the time owing to it and the Notes held by it); provided that:

                    (i) each such participation shall be in an amount not less than $2,000,000 unless such participation is to an Affiliate in which case no minimum amount shall be required;

                    (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged;

                    (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                    (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

                    (v) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                    (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitments, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

                    (vii) any such disposition shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

          (g)  Disclosure of Information; Confidentiality. The Administrative
               ------------------------------------------
Agent and the Lenders shall hold all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided, that the
                                                            --------
Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent and the Lenders may disclose any
-------- -------
such information to their counsel and accountants and to the extent they reasonably believe that such disclosure is required by law or requested by any regulatory authority. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 13.11, disclose to the assignee, participant, proposed assignee or
-------------
proposed participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that prior to any such
                                              --------
disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

          (h)  Certain Pledges or Assignments. Nothing herein shall prohibit any
               ------------------------------
Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

          SECTION 13.12  Amendments, Waivers and Consents. Except as set forth
                         --------------------------------
below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents (other than any Hedging Agreement, the terms and conditions of which may be amended, modified and waived by the parties thereto) may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or
                                       --------
consent shall

(a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit, (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or any fees or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) release any material portion of the Collateral or release any Security Document (other than as specifically permitted or contemplated in this Agreement or the applicable Security Document) or (g) amend the provisions of this Section 13.12 or the
                                                       -------------
definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of (a)
Article XII shall be made without the written consent of the Administrative
-----------
Agent and (b) Article III without the written consent of the Issuing Lender.
              -----------

          SECTION 13.13  Performance of Duties. The Credit Parties' obligations
                         ---------------------
under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.

          SECTION 13.14  All Powers Coupled with Interest. All powers of
                         --------------------------------
attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

          SECTION 13.15  Survival Agreements. Notwithstanding anything in this
                         -------------------
Agreement or implied by law to the contrary, (a) the agreements of the Borrowers set forth in Sections 4.6, 4.8, 3.8(a), 13.2, and 13.3, (b) any other
             ------------  ---  ------  ----      ----
indemnities of the Borrowers to which the Administrative Agent and/or Lenders are entitled under this Agreement and the other Loan Documents, and (c) the agreements of Lenders set forth in Sections 4.5, 12.3 and 12.7 shall survive the
                                   ------------  ----     ----
payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

          SECTION 13.16  Construction of Agreement. Each of the parties hereto
                         -------------------------
acknowledges that it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, that it has had full and fair opportunity to review and revise the terms of this Agreement, and that this Agreement has been drafted jointly by all of the parties hereto. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

          SECTION 13.17  Titles and Captions. Titles and captions of Articles,
                         -------------------
Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

          SECTION 13.18  Severability of Provisions. Any provision of this
                         --------------------------
Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 13.16  Counterparts; Effectiveness. This Agreement and any
                         ---------------------------
amendments, waivers, consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. It is the intention of each of the parties hereto that all indebtedness of PVC under the Existing Agreement be continued hereunder, that the Existing Agreement be amended and restated to reflect such continuation and to preserve the perfection and priority of all security interests securing such indebtedness under the Existing Agreement and the other Loan Documents, and that all indebtedness and obligations of the Borrowers and their Subsidiaries hereunder and thereunder shall be secured by the Security Documents. This Agreement constitutes an amendment and restatement of the Existing Agreement made under the terms of
Section 9.7 thereof, and is not intended by the parties to constitute a novation or refinancing of the Notes. Notwithstanding the use of the terms "Loan" or "Loans" to denote the interest of an individual Lender under this Agreement, no construction shall be applied so as to defeat such intention of the parties. Unless and until all the conditions set forth in Section 5.2 have been satisfied or waived by the Administrative Agent or the Lenders, the Existing Agreement shall remain in full force and effect without giving effect to the amendments set forth herein, as if this Third Amended and Restated Credit Agreement shall have never been executed and delivered. Any references in the Loan Documents to specific section numbers of the Existing Agreement or to specific Schedules or Exhibits thereof shall be deemed to refer to the appropriate section numbers of this Agreement (however numbered) corresponding to the specific numbered sections of the Existing Agreement or to the appropriate Schedules or Exhibits hereof (however identified) corresponding to the specific Schedules or Exhibits of the Existing Agreement.

          SECTION 13.20  Term of Agreement.
                         -----------------

          (a) This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

          (b) The Credit Parties expressly acknowledge and agree that each covenant contained in Articles VII, VIII, IX and X hereof shall be given
                      ------------  ----  --     -
independent effect. Accordingly, no Credit Party shall engage in any transaction or other act otherwise permitted under any covenant contained in any such
Article if, before or after giving effect thereto, such Credit Party shall or would be in breach of any other covenant contained in any such Article.

                           [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized representatives, all as of the day and year first written above.



                                         BORROWERS:


[CORPORATE SEAL]                         PLANVISTA CORPORATION (f/k/a
                                         HEALTHPLAN SERVICES CORPORATION)


                                         By: /s/ Donald W. Schmeling
                                             -----------------------------------
                                             Donald W. Schmeling
                                             Chief Financial Officer


[CORPORATE SEAL]                         PLANVISTA SOLUTIONS, INC. (f/k/a
                                         NATIONAL PREFERRED PROVIDER
                                         NETWORK, INC.)


                                         By: /s/ Donald W. Schmeling
                                             -----------------------------------
                                             Donald W. Schmeling
                                             Chief Financial Officer, Treasurer

                                         LENDERS:


                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         (f/k/a FIRST UNION NATIONAL BANK),
                                         individually and as Administrative
                                         Agent


                                         By: /s/ Matthew Berk
                                             -----------------------------------
                                             Name:  Matthew Berk
                                             Title: Authorized Officer


                                         CREDIT LYONNAIS, NEW YORK BRANCH


                                         By: /s/ John Charles Van Essche
                                             -----------------------------------
                                             Name:  John Charles Van Essche
                                             Title: Vice President


                                         SUNTRUST BANK


                                         By: /s/ Samuel M. Ballesteros
                                             -----------------------------------
                                             Name:  Samuel M. Ballesteros
                                             Title: Director


                                         FLEET NATIONAL BANK


                                         By: /s/ Fred P. Lucy, II
                                             -----------------------------------
                                             Name:  Fred P. Lucy, II
                                             Title: Vice President


                                         SOUTHTRUST BANK


                                         By: /s/ B. E. Dishman
                                             -----------------------------------
                                             Name:  B. E. Dishman
                                             Title: Group Vice President

                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEEBANK BA "RABOBANK NEDERLAND",
                                         NEW YORK BRANCH


                                         By: /s/ John McMahon
                                            ------------------------------------
                                            Name:  John McMahon
                                            Title: Vice President, Chief Risk
                                                   Officer


                                         BANK OF AMERICA, N.A.


                                         By: /s/ Joseph M. Martens
                                            ------------------------------------
                                            Name:  Joseph M. Martens
                                            Title: Senior Vice President


                                         AMSOUTH BANK


                                         By: /s/ William R. Hoog
                                            ------------------------------------
                                            Name:  William R. Hoog
                                            Title: Vice president


                                         HIBERNIA NATIONAL BANK


                                         By: /s/ Tammy Angelety
                                            -----------------------------------
                                            Name:  Tammy Angelety
                                            Title: Vice President


                                         FIFTH THIRD BANK, CENTRAL OHIO


                                         By: /s/ Mark Ransom
                                            -----------------------------------
                                            Name:  Mark Ransom
                                            Title: Vice President